1933 Act File No. 33-43472
                                   1940 Act File No. 811-6447

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X

   Pre-Effective Amendment No.        ............

   Post-Effective Amendment No.   20    ..........        X

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

   Amendment No. 20     ..........................        X

                       FIXED INCOME SECURITIES, INC.

            (Exact Name of Registrant as Specified in Charter)

      Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                 (Address of Principal Executive Offices)

                              (412) 288-1900
                      (Registrant's Telephone Number)

                        John W. McGonigle, Esquire,
                        Federated Investors Tower,
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    immediately upon filing pursuant to paragraph (b)
 X  on January 31, 1997, pursuant to paragraph (b)
-
    60 days after filing pursuant to paragraph (a) (i)
 -
    on                 pursuant to paragraph (a) (i).
    75 days after filing pursuant to paragraph (a)(ii)
    on                   pursuant to paragraph (a)(ii) of Rule 485.
       -----------------

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

 X  filed the Notice required by that Rule on January 15, 1997, or
-
    intends to file the Notice required by that Rule on or about January
 -
   16, 1996; or
    during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.




                           CROSS-REFERENCE SHEET
     This Amendment to the Registration Statement of FIXED INCOME SECURITIES, INC. (the "Corporation"), which is comprised of three portfolios: (1) Federated Limited Term Fund, offering two separate classes of shares, (a) Class A Shares and (b) Class F Shares, (2) Federated Limited Term Municipal Fund, offering two separate classes of shares, (a) Class A Shares and (b) Class F Shares, and (3) Federated Strategic Income Fund, offering four separate classes of shares, (a) Class A Shares, (b) Class B Shares, (c) Class C Shares and (d) Class F Shares, is comprised of the following:


PART A. INFORMATION REQUIRED IN A PROSPECTUS.

                                   Prospectus Heading
                                   (Rule 404(c) Cross Reference)

Item 1.   Cover Page...............(1-3) Cover Page.
Item 2.   Synopsis.................(1-3) Summary of Fund Expenses;

Item 3.   Condensed Financial
          Information..............(1-3) Financial Highlights; (1-3)
                                   Performance Information.
Item 4.   General Description of
          Registrant...............(1-3) General Information; (1-3)
                                   Investment Information; (1-3) Investment
                                   Objective; (1-3) Investment Policies;
                                   (1-3) Investment Limitations (2)
                                   Investment Risks.

Item 5.   Management of the Fund...(1-3) Fixed Income Securities, Inc.
                                   Information; (1-3) Management of the
                                   Corporation; (1a,2a,3a-c) Distribution
                                   of Shares; (1b,2b,3d) Distribution of
                                   Class F Shares; (1,2,3d) Distribution
                                   Plan and Shareholder Services; (3a-c)
                                   Distribution Plan (Class B Shares and
                                   Class C Shares Only) and Shareholder
                                   Services; (1-3) Administration of the
                                   Fund.

Item 6.   Capital Stock and Other
          Securities...............(1-3) Dividends; (1-3) Shareholder
                                   Information; (1-3) Voting Rights; (1-3)
                                   Tax Information; (1-3) Federal Income
                                   Tax; (1-3) State and Local Taxes.



Item 7.   Purchase of Securities Being
          Offered..................(1-3) Net Asset Value; (1b,2b,3d) What
                                   Shares Cost; (1b,2b,3d) Investing in
                                   Class F Shares; (1a,2a,) Investing in
                                   Class A Shares; (3a-c) Investing in the
                                   Fund-Class A Shares, Class B Shares,
                                   Class C Shares; (1,2,3d) Share
                                   Purchases; (3a-c) How to Purchase
                                   Shares; (1,2,3d) Minimum Investment
                                   Required; (1,2a,3d) Eliminating the
                                   Sales Charge; (3a-c) Reducing or
                                   Eliminating the Sales Charge; (1a 2a,
                                   3a-c) Elimination of Contingent Deferred
                                   Sales Charge; (1-3) Systematic
                                   Investment Program; (1a,2a,3a-c)
                                   Exchange Privilege; (1b,2b, 3d) Exchange
                                   Privileges; (1-3) Certificates and
                                   Confirmations; (1,3) Retirement
                                   Plans;(1a,2a,3a-c) Requirements for
                                   Exchange, (1a,2a,3a-c) Tax Consequences;
                                   (1a,2a,3a-c) Making an Exchange.

Item 8.   Redemption or Repurchase.(1b,2b,3d) Redeeming Class F Shares;
                                   (1a,2a,3a-c) How to Redeem Shares;
                                   (1b,2b,3d) Redeeming Class F Shares;
                                   (1b,2b,3d) Through a Financial
                                   Institution; (1a,2a) Redeeming Shares
                                   Through a Financial Institution;   (3a-
                                   c) Redeeming Shares Through Your
                                   Financial Institution; (1-3) Redeeming
                                   Shares By Mail (1-3) Systematic
                                   Withdrawal Program; (1a,2a,3a-c)
                                   Purchases With Proceeds from Redemptions
                                   of Unaffiliated Investment Companies;
                                   (1-3) Accounts With Low Balances; (1-3)
                                   Contingent Deferred Sales Charge.
Item 9.   Pending Legal Proceedings     None.


PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.  Cover Page...............(1-3) Cover Page.
Item 11.  Table of Contents........(1-3) Table of Contents.
Item 12.  General Information and
          History..................(1-3) General Information About the
                                   Fund.
Item 13.  Investment Objectives and
          Policies.................(1-3) Investment Objective and Policies.
Item 14.  Management of the Fund...(1-3) Fixed Income Securities, Inc.
                                   Management.
Item 15.  Control Persons and Principal
          Holders of Securities....(1-3) Fund Ownership.
Item 16.  Investment Advisory and Other
          Services.................(1-3) Investment Advisory Services; (1-
                                   3) Other Services; (1,2) Distribution
                                   and Shareholder Services Plans; (1-3)
                                   Distribution Plan and Shareholder
                                   Services Agreement;
Item 17.  Brokerage Allocation.....(1-3) Brokerage Transactions.
Item 18.  Capital Stock and Other
          Securities...............Not Applicable.
Item 19.  Purchase, Redemption and Pricing
          of Securities Being Offered   (1-3) Purchasing Shares; (1-3)
                                   Determining Net Asset Value; (1-3)
                                   Redeeming Shares.
Item 20.  Tax Status...............(1-3) Tax Status.
Item 21.  Underwriters.............Not Applicable.
Item 22.  Calculation of Performance
          Data.....................(1-3) Total Return; (1-3) Yield; (1-3)
                                   Performance Comparisons; (2) Tax-
                                   Equivalent Yield.
Item 23.  Financial Statements.....Incorporated by reference to the
                                   Registrant's Annual Reports to
                                   Shareholders dated November 30, 1996.
                                   (File Nos. 33-43472 and 811-6447)





FEDERATED LIMITED TERM FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS A SHARES

PROSPECTUS

The Class A Shares offered by this prospectus represent interests in Federated Limited Term Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation") an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares and Class F Shares dated January 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1997

Summary of Fund Expenses                       1
Financial Highlights -- Class A Shares         2
General Information                            3
Investment Information                         3
Investment Objective                           3
Investment Policies                            3
Investment Limitations                        13
Net Asset Value                               13
Investing in Class A Shares                   14
Share Purchases                               14
What Shares Cost                              14
Eliminating the Sales Charge                  15
Systematic Purchase Features                  16
Retirement Plans                              16
Exchange Privilege                            17
How to Redeem Shares                          18
Contingent Deferred Sales Charge              19
Elimination of Contingent Deferred
 Sales Charge                                 19
Special Redemption Features                   20
Account and Share Information                 20
Fixed Income Securities, Inc. Information     21
Management of the Corporation                 21
Distribution of Shares                        22
Administration of the Fund                    23
Shareholder Information                       24
Voting Rights                                 24
Tax Information                               24
Federal Income Tax                            24
State and Local Taxes                         24
Performance Information                       25
Other Classes of Shares                       25
Appendix                                      26
Addresses                                     28

                          SUMMARY OF FUND EXPENSES

                               CLASS A SHARES
                      SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                  1.00%
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                  None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)(1)                      0.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)    None
 Exchange Fee                                                          None
                          ANNUAL OPERATING EXPENSES
                  (As a percentage of average net assets)

 Management Fee (after waiver)(2)                                      0.14%
 12b-1 Fee (after waiver)(3)                                           0.20%
 Total Other Expenses                                                  0.76%
  Shareholder Services Fee                                    0.25%
  Total Operating Expenses(4)                                          1.10%

(1) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1.00% for redemptions made within one year of purchase.

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.50%.

(4) The total operating expenses would have been 1.66% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATIONS OF SECURITIES DEALERS, INC.

 EXAMPLE                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 You would pay the following expenses on a
 $1,000
 investment, assuming (1) 5% annual return;
 (2) redemption at the end of each time
 period; and
 (3) payment of maximum sales charge           $21      $45       $70       $143


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                   FINANCIAL HIGHLIGHTS -- CLASS A SHARES

                        FEDERATED LIMITED TERM FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements for the year ended November 30, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                YEAR ENDED NOVEMBER 30,
                             1996       1995       1994     1993     1992(A)
 NET ASSET VALUE,              $ 9.97     $ 9.48    $10.17    $10.00   $10.01
 BEGINNING OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income           0.59       0.55      0.53      0.63     0.519
 Net realized and
 unrealized gain (loss)
 on investments                 (0.06)      0.49     (0.66)     0.19    (0.008)
 Total from investment           0.53       1.04     (0.13)     0.82     0.511
 operations
 LESS DISTRIBUTIONS
 Distributions from net         (0.59)     (0.55)    (0.53)    (0.63)   (0.519)
 investment income
 Distributions in excess            --         --    (0.02)    (0.02)   (0.002)
 of net investment
 income(b)
 Distributions from net
 realized gains on
 investment transactions          --         --      (0.01)      --       --
 TOTAL DISTRIBUTIONS            (0.59)     (0.55)    (0.56)    (0.65)    (0.521)
 NET ASSET VALUE, END OF       $ 9.91     $ 9.97    $ 9.48    $10.17    $10.00
 PERIOD
 TOTAL RETURN(C)                5.54%     11.29%     (1.30%)    8.19%     5.21%
 RATIOS TO AVERAGE
 NET ASSETS
 Expenses                       1.10%      1.10%     1.10%     1.01%     0.67%*
 Net investment income          6.04%      6.13%     5.52%     5.75%     6.17%*
 Expense                        0.56%      0.43%     0.39%     0.49%     1.06%*
 waiver/reimbursement(d)
 SUPPLEMENTAL DATA
 Net assets, end of          $116,174   $138,451  $178,771  $248,876   $57,225
 period (000 omitted)
 Portfolio turnover               104%        63%       63%       38%       60%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 13, 1992 (date of initial public investment) to November 30, 1992. For the period from the start of business, December 5, 1991 to January 12, 1992, the net investment income was distributed to the Fund's investment adviser.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purpose.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.

                            GENERAL INFORMATION

Fixed Income Securities, Inc. was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established three separate portfolios: Federated Limited Term Fund, Federated Limited Term Municipal Fund, and Federated Strategic Income Fund. With respect to the Fund, the Directors have established two classes of shares known as Class F Shares and Class A Shares. This prospectus relates only to the Class A Shares class of the Fund ("Shares").

The Fund is designed for investors seeking current income through a professionally managed, diversified portfolio investing primarily in U.S. government obligations, corporate debt obligations, and asset-backed securities. A minimum initial investment of $5,000 is required.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

                           INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted average duration of which will at all times be limited to three years or less. This investment objective cannot be changed without approval of shareholders.

Although certain portfolio instruments held by the Fund are collateralized by specific assets, the Fund's Shares themselves are not secured. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of investment grade securities, at least 65% of which is invested in U.S. government obligations, and corporate debt obligations and asset-backed securities rated in one of the four highest categories by a nationally recognized statistical rating organization. The Fund is not required to sell securities if the 65% investment level changes due to increases or decreases in the market value of portfolio securities. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

The prices of fixed income securities fluctuate inversely to the direction of interest rates. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average portfolio duration. The adviser, however, will attempt to minimize principal fluctuation through, among other things, diversification, careful credit analysis and security selection, and adjustments of the Fund's average portfolio duration. In periods of rising interest rates and falling bond prices, the adviser may shorten the Fund's average duration to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling interest rates and rising prices a longer average duration to three years may be sought. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

                           ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of U.S. government obligations, corporate debt obligations, and asset-backed securities. The Fund may also invest in derivative instruments of such securities, including instruments with demand features or credit enhancement, as well as money market instruments and cash.

The securities in which the Fund invests principally include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities;

* foreign and domestic debt obligations having floating or fixed rates of interest, some of which may include equity features;

* asset-backed securities rated in one of the four highest categories by an NRSRO, or which are of comparable quality in the judgment of the adviser;

* rated commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by an NRSRO. Such ratings would include: Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch;

* time and savings deposits and deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100,000,000 in capital; and
* repurchase agreements collateralized by eligible investments.

                           FLOATING RATE CORPORATE
                              DEBT OBLIGATIONS

The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Some of the floating rate corporate debt obligations in which the Fund may invest include floating rate corporate debt securities issued by savings associations and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from recognized rating agencies. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a predetermined index, such as the 180-day Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may also be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if he holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

                            FIXED RATE CORPORATE
                              DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

                         VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

                         CORPORATE DEBT OBLIGATIONS

Although the Fund will invest primarily in corporate debt obligations that are rated as investment grade by an NRSRO, or are determined to be comparable quality in the judgment of the Adviser, the Fund may invest up to but less than 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds, but are rated B or better by an NRSRO (i.e., "junk bonds"). Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

                          ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.
Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                            NON-MORTGAGE RELATED
                          ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

                              MORTGAGE-RELATED
                          ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                          ADJUSTABLE RATE MORTGAGE
                            SECURITIES ("ARMS")

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                          COLLATERALIZED MORTGAGE
                            OBLIGATIONS ("CMOS")

CMOs are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

* collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

* securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by an NRSRO.

            REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

                             RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMs which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

                              CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                              BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs").

                             CREDIT FACILITIES
Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

                         AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed 3 years.

                             CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

                              DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

                            INTEREST RATE SWAPS

The Fund reserves the right to engage in interest rate swap transactions; however, the Securities and Exchange Commission has questioned whether the Investment Company Act of 1940 permits open-end investment companies to engage in these transactions. Therefore, the Fund will not engage in these transactions until the Securities and Exchange Commission has determined that these transactions are permitted, and the Fund has included appropriate disclosure in an amendment to this prospectus and notified shareholders of its intention to engage in these transactions. An interest rate swap is an agreement between two parties to exchange interest payment obligations without an exchange of underlying securities. The Fund intends to utilize interest rate swaps primarily to acquire floating rates of interest which may be tied to various indices as described above.

                           FINANCIAL FUTURES AND
                             OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

                                   RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

                           REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                     RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that
Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

                             FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

                       FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (the "trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

                      LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                          WHEN-ISSUED AND DELAYED
                           DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into, these transactions, and the market values of the securities purchased may vary from purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements
  (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings; lend any of its assets except portfolio securities up to one-third of the value of its total assets;

* sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; nor

* with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such securities. (For purposes of this Fund, cash items means instruments issued by a U.S. branch of a domestic bank or savings association having capital surplus and undivided profits in excess of $100 million at the time of investment.)

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this investment limitation becomes effective.

The Fund will not:

* invest more than 5% of the value of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessor.

                              NET ASSET VALUE

The Fund's net asset value per share fluctuates. The net asset value per share is determined by adding the interest of the shares in the market value of all securities and other assets of the Fund, subtracting the interest of the share in the liabilities of the Fund and those attributable to the shares, and dividing the remainder by the total number of shares outstanding. The net asset value of the shares may be different from that of Class F Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

                        INVESTING IN CLASS A SHARES

SHARE PURCHASES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $5000. Additional investments can be made for as little as $100. The minimum initial and subsequent investment for retirement plans is only $50. (Financial institutions may impose different minimum investment requirements on their customers.)

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased. The Fund reserves the right to reject any purchase request.

                      THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

                         PURCHASING SHARES BY WIRE

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attn; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number -- this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

                         PURCHASING SHARES BY CHECK

Once an account has been established, Shares may be purchased by mailing a check made payable to the name of the Fund (designate class of shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients. These institutions, however, may charge fees for services provided which may relate to ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided and the fees charged for these services. No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive a reallowance of a sales charge. However, investors who purchase Class A Shares through a trust department, investment adviser, or other financial intermediary may be charged a service or other fee by the financial intermediary. Additionally, no sales charge is imposed on shareholders designated as Liberty Life Members or on Class A Shares purchased through "wrap accounts" or similar programs under which clients pay a fee for services.

The net asset value is determined as of the close of trading, (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "How to Redeem Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.

                             DEALER CONCESSION

For sales of shares, broker/dealers will normally receive up to 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell significant amounts of shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of the shares outstanding at each month end.
ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of shares through:

* quantity discounts and accumulated purchases;

* signing a 13-month letter of intent; or

* using the reinvestment privilege.

                           QUANTITY DISCOUNTS AND
                           ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases of Class A Shares made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge after it confirms the purchases.

                              LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.

The 1.00% held in escrow will, at the expiration of the 13-month period, be applied to the payment of the applicable sales charge, unless the amount specified in the letter of intent, which must be $1 million or more of shares, is purchased. In this event, all of the escrowed shares will be deposited into the shareholder's account.

This letter of intent will not obligate the shareholder to purchase shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

                           REINVESTMENT PRIVILEGE

If shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his shares, there may be tax consequences.

          PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED
                            INVESTMENT COMPANIES

Investors may purchase shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company which were sold with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50% for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

SPECIAL PURCHASE FEATURES

                       SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn monthly from the shareholder's checking account maintained at an Automated Clearing House ("ACH") member institution, and invested in shares at the net asset value next determined after an order is received by Federated Shareholder Services Company plus the 1% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

RETIREMENT PLANS

Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Federated Securities Corp. and consult a tax adviser.

                             EXCHANGE PRIVILEGE

Class A shareholders may exchange all or some of their Shares for Class A Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), at net asset value. Neither the Fund nor any of the Federated Funds imposes any additional fees on exchanges Shareholders in certain other Federated Funds may exchange all or some of their shares for Class A Shares.

Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any Federated Fund, as long as they maintain a $500 balance in one of the Federated Funds.

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your shares may be exchanged free of charge.

                         REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive the prospectus of the fund into which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in Class A Shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

                              TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

                             MAKING AN EXCHANGE

Instructions for exchanges may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Shareholder Services Company, 1099 Hingham Street, Rockland, Massachusetts 02370-3317.

                           TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone, but must be forwarded to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed by 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a fund begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

                            HOW TO REDEEM SHARES

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

                         REDEEMING SHARES THROUGH A
                           FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

                          REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of Shares under the following circumstances: Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than one full year from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than one full year from the date of purchase; (3) Shares held for less than one full year from the date of purchase on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for shares of other Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT
DEFERRED SALES CHARGE

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701U2; and (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, and their immediate family members; employees of any financial institution that sells shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.

SPECIAL REDEMPTION FEATURES

                       SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund.

For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account balance with a value of at least $5,000 in the Fund (at current offering price), other than retirement accounts subject to required minimum distributions.

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

                       ACCOUNT AND SHARE INFORMATION

                       CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

                                 DIVIDENDS

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that month's dividend.

Shares purchased through a financial institution, for which payment by wire is received by Federated Shareholder Services Company on the business day following the order, begin to earn dividends on the day the wire payment is received. Otherwise, shares purchased by wire begin to earn dividends on the business day after wire payment is received by Federated Shareholder Services Company. Shares purchased by mail, or through a financial institution, if the financial institution's payment is by check, begin to earn dividends on the second business day after the check is received by Federated Shareholder Services Company.

Shares earn dividends through the business day that proper written redemption instructions are received by Federated Shareholder Services Company.

                               CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

                         ACCOUNT WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $5,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the minimum requirement because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                 FIXED INCOME SECURITIES, INC. INFORMATION

MANAGEMENT OF THE CORPORATION

                             BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Board's responsibilities between meetings of the Board.

                             INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                               ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to .40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

                            ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) Shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

The Adviser and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

                            PORTFOLIO MANAGERS'
                                 BACKGROUND

Deborah A. Cunningham and Randall S. Bauer are the Fund's portfolio managers. Deborah A. Cunningham has been the Fund's portfolio manager since July 1991. Ms. Cunningham joined Federated Investors in 1981 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Cunningham served as an Assistant Vice President of the investment adviser from 1989 until 1992. Ms. Cunningham is a Chartered Financial Analyst and received her M.S.B.A. in Finance from Robert Morris College.

Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since January 1994. Prior to this, Mr. Bauer served as an Assistant Vice President of the Fund's investment adviser. Mr. Bauer was an Assistant Vice President of the International Banking Division at Pittsburgh National Bank from 1982 until 1989. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                           DISTRIBUTION PLAN AND
                            SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.50% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                          SUPPLEMENTAL PAYMENTS TO
                           FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                          ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

     MAXIMUM                       AVERAGE
  ADMINISTRATIVE               AGGREGATE DAILY
       FEE                       NET ASSETS
     .15%                 on the first $250 million
     .125%                on the next $250 million
     .10%                 on the next $250 million
     .075%          on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

                          SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Corporation's or the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the Corporation.

                              TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. No federal income tax is due on any distributions earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

STATE AND LOCAL TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                          PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return and yield for shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by shares over a thirty-day period by the maximum offering price per share of shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge which, if excluded, would increase the total return and yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/ or compare the Fund's performance to certain indices.

Total return will be calculated separately for Class F Shares and Class A
Shares.

                          OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class F Shares. The Class F Shares are sold primarily to customers of financial institutions subject to a front-end sales charge of up to 1%, a contingent deferred sales charge, and a minimum initial investment of $1,500, unless the investment is in a retirement account in which the minimum investment is $50..

Class F Shares and Class A Shares are subject to certain of the same expenses.

Class F Shares are distributed under a 12b-1 Plan and are also subject to a shareholder services fee.

Expense differences, however, between Class F Shares and Class A Shares may affect the performance of each class.

To obtain more information and a prospectus for Class F Shares, investors may call 1-800-341-7400 or contact their financial institution.

                                  APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB AND B--Debt rated BB and B, is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR--Not rated by Moody's.

FITCH INVESTORS SERVICE, INC.
LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR--Indicates that Fitch does not rate the specific issue.

                                 ADDRESSES

                         Federated Limited Term Fund
                               Class A Shares
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                                DISTRIBUTOR

                         Federated Securities Corp.
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                             INVESTMENT ADVISER

                             Federated Advisers
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                                 CUSTODIAN

                     State Street Bank and Trust Company
                                P.O. Box 8600
                      Boston, Massachusetts 02266-8600

                TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                   Federated Shareholder Services Company
                                P.O. Box 860
                      Boston, Massachusetts 02266-8600

                       INDEPENDENT PUBLIC ACCOUNTANTS

                            Deloitte & Touche LLP
                             2500 One PPG Place
                    Pittsburgh, Pennsylvania 15222-5401

FEDERATED LIMITED
TERM FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS A SHARES

PROSPECTUS

A Diversified Portfolio of
Fixed Income Securities, Inc.
An Open-End Management
Investment Company

January 31, 1997

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 338319106
3070701A-A (1/97)



FEDERATED LIMITED TERM FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS F SHARES

PROSPECTUS

The Class F Shares offered by this prospectus represent interests in Federated Limited Term Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class F Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class F Shares and Class A Shares dated January 31, 1997 with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1997

 Summary of Fund Expenses                  1
 Financial Highlights -- Class F Shares    2
 General Information                       3
 Investment Information                    3
  Investment Objective                     3
  Investment Policies                      3
  Investment Limitations                  13
 Net Asset Value                          13
 Investing in Class F Shares              14
  Share Purchases                         14
  Minimum Investment Required             15
  What Shares Cost                        15
  Eliminating the Sales Charge            15
  Systematic Investment Program           17
  Exchange Privileges                     17
  Certificates and Confirmations          17
  Dividends                               18
  Capital Gains                           18
  Retirement Plans                        18
 Redeeming Class F Shares                 18
  Through a Financial Institution         18
  Redeeming Shares by Telephone           19
  Redeeming Shares by Mail                19
  Contingent Deferred Sales Charge        20
  Systematic Withdrawal Program           21
  Accounts with Low Balances              21
 Fixed Income Securities, Inc. Information21
  Management of the Corporation           21
  Distribution of Class F Shares          22
  Administration of the Fund              23
 Shareholder Information                  24
  Voting Rights                           24
 Tax Information                          24
  Federal Income Tax                      24
  State and Local Taxes                   24
 Performance Information                  25
 Other Classes of Shares                  25
 Appendix                                 26
 Addresses                                28

                          SUMMARY OF FUND EXPENSES

                               CLASS F SHARES
                      SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                  1.00%
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                  None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)(1)                      0.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)    None
 Exchange Fee                                                          None
                          ANNUAL OPERATING EXPENSES
                  (As a percentage of average net assets)
 Management Fee (after waiver)(2)                                     0.14%
 12b-1 Fee (after waiver)(3)                                          0.13%
 Total Other Expenses                                                 0.73%
  Shareholder Services Fee (after waiver)(4)                0.22%
   Total Operating Expenses(5)                                        1.00%

(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.15%.

(4) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(5) The total operating expenses would have been 1.31% absent the voluntary waivers of portions of the management fee, the 12b-1 fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class F Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class F Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
 You would pay the following expenses on a
 $1,000  investment, assuming (1) 5% annual
 return; (2) redemption at the end of each
 time period; and
 (3) payment of maximum sales charge            $30      $53       $65       $131
 You would pay the following expenses on the
 same investment, assuming no redemption        $20      $42       $65       $131


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                   FINANCIAL HIGHLIGHTS -- CLASS F SHARES

                        FEDERATED LIMITED TERM FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements for the year ended November 30, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                      YEAR ENDED
                                                     NOVEMBER 30,
                                      1996     1995        1994       1993(A)
 NET ASSET VALUE, BEGINNING OF        $ 9.97      $ 9.48      $10.17      $10.24
 PERIOD
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                 0.66        0.61        0.55        0.15
  Net realized and unrealized gain     (0.12)       0.44       (0.67)      (0.07)
  (loss) on investments
  Total from investment operations      0.54        1.05       (0.12)       0.08
 LESS DISTRIBUTIONS
  Distributions from net investment    (0.60)      (0.56)      (0.55)      (0.15)
  income
  Distributions in excess of net          --         --        (0.01)        --
  investment income(b)
  Distributions from net realized         --         --        (0.01)        --
  gain on investments
  Total distributions                  (0.60)      (0.56)      (0.57)      (0.15)
 NET ASSET VALUE, END OF PERIOD       $ 9.91      $ 9.97      $ 9.48      $10.17
 TOTAL RETURN(C)                       5.64%      11.39%       (1.20%)      0.78%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                             1.00%       1.00%        0.99%       1.00%*
  Net investment income                6.14%       6.22%        5.67%       7.10%*
  Expense waiver/reimbursement(d)      0.31%       0.18%        0.13%       0.39%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000      $8,938     $10,183      $13,415      $7,230
  omitted)
  Portfolio turnover                    104%         63%          63%         38%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 31, 1993 (date of initial public investment) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.

                            GENERAL INFORMATION

Fixed Income Securities, Inc. was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established three separate portfolios: Federated Limited Term Fund, Federated Limited Term Municipal Fund, and Federated Strategic Income Fund. With respect to the Fund, the Directors have established two classes of shares known as Class F Shares and Class A Shares. This prospectus relates only to the Class F Shares class of the Fund ("Shares").
The Fund is designed for investors seeking current income through a professionally managed, diversified portfolio investing primarily in U.S. government obligations, corporate debt obligations, and asset-backed securities. A minimum initial investment of $1,500 is required.

Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on certain shares, other than shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of shares.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

                           INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less. This investment objective cannot be changed without approval of shareholders.

Although certain portfolio instruments held by the Fund are collateralized by specific assets, the Fund's Shares themselves are not secured. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of investment grade securities, at least 65% of which is invested in U.S. government obligations, and corporate debt obligations and asset-backed securities rated in one of the four highest categories by a nationally recognized statistical rating organization. The Fund is not required to sell securities if the 65% investment level changes due to increases or decreases in the market value of portfolio securities. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

The prices of fixed income securities fluctuate inversely to the direction of interest rates. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average portfolio duration. The adviser, however, will attempt to minimize principal fluctuation through, among other things, diversification, careful credit analysis and security selection, and adjustments of the Fund's average portfolio duration. In periods of rising interest rates and falling bond prices, the adviser may shorten the Fund's average duration to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling interest rates and rising prices a longer average duration to three years may be sought. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

                           ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of U.S. government obligations, corporate debt obligations, and asset-backed securities. The Fund may also invest in derivative instruments of such securities, including instruments with demand features or credit enhancement, as well as money market instruments and cash.

The securities in which the Fund invests principally include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities;

* foreign and domestic debt obligations having floating or fixed rates of interest, some of which may include equity features;

* asset-backed securities rated in one of the four highest categories by an NRSRO, or which are of comparable quality in the judgment of the adviser;

* rated commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by an NRSRO. Such ratings would include: Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch;

* time and savings deposits and deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100,000,000 in capital; and

* repurchase agreements collateralized by eligible investments.

                          FLOATING RATE CORPORATE
                              DEBT OBLIGATIONS

The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Some of the floating rate corporate debt obligations in which the Fund may invest include floating rate corporate debt securities issued by savings associations and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from recognized rating agencies. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a pre-determined index, such as the 180-day Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.
Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may also be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if he holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

                            FIXED RATE CORPORATE
                              DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

                         VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

                         CORPORATE DEBT OBLIGATIONS
Although the Fund will invest primarily in corporate debt obligations that are rated as investment grade by an NRSRO, or are determined to be comparable quality in the judgment of the Adviser, the Fund may invest up to but less than 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds, but are rated B or better by an NRSRO (i.e., "junk bonds"). Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

                          ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                            NON-MORTGAGE RELATED
                          ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset- backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

                              MORTGAGE-RELATED
                          ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                          ADJUSTABLE RATE MORTGAGE
                            SECURITIES ("ARMS")

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                          COLLATERALIZED MORTGAGE
                            OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

* collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

* securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by an NRSRO.

            REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

                             RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMs which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

                              CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                              BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs").

                             CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

                         AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed 3 years.

                             CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

                              DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

                            INTEREST RATE SWAPS

The Fund reserves the right to engage in interest rate swap transactions; however, the Securities and Exchange Commission has questioned whether the Investment Company Act of 1940 permits open-end investment companies to engage in these transactions. Therefore, the Fund will not engage in these transactions until the Securities and Exchange Commission has determined that these transactions are permitted, and the Fund has included appropriate disclosure in an amendment to this prospectus and notified shareholders of its intention to engage in these transactions. An interest rate swap is an agreement between two parties to exchange interest payment obligations without an exchange of underlying securities. The Fund intends to utilize interest rate swaps primarily to acquire floating rates of interest which may be tied to various indices as described above.

                       FINANCIAL FUTURES AND OPTIONS
                                 ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write and purchase options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

                                   RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

                           REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                     RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that
Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends not to subject such paper to the limitation applicable to restricted securities.

                             FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

                       FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.
The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (the "trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

                      LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                          WHEN-ISSUED AND DELAYED
                           DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into, these transactions, and the market values of the securities purchased may vary from purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements
  (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

* lend any of its assets except portfolio securities up to one-third of the value of its total assets;

* sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or

* with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this investment limitation becomes effective.

The Fund will not:

* invest more than 5% of the value of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessor.

                              NET ASSET VALUE

The Fund's net asset value per share fluctuates. The net asset value per share is determined by adding the interest of the shares in the market value of all securities and other assets of the Fund, subtracting the interest of the shares in the liabilities of the Fund and those attributable to the shares, and dividing the remainder by the total number of shares outstanding. The net asset value of the shares may be different from that of Class A shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

                        INVESTING IN CLASS F SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund. The Fund reserves the right to reject any purchase request.

                      THROUGH A FINANCIAL INSTITUTION
An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").

                              DIRECTLY BY MAIL

To purchase shares by mail directly from Federated Securities Corp.:

* complete and sign the new account form available from the Fund;

* enclose a check made payable to Federated Limited Term Fund--Class F
Shares; and

* mail both to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600.

Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.

                              DIRECTLY BY WIRE

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attn; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number -- this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in shares is $1,500, unless the investment is in an IRA account, which requires a minimum initial investment of $50. Subsequent investments must be in amounts of at least $100, except for an IRA account, which must be in amounts of at least $50. (Financial institutions may impose different minimum investment requirements on their customers.)

WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by sales representatives, Directors, and employees of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates. Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided and the fees charged for these services.

The net asset value is determined as of the close of trading, (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Class F Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time shares are redeemed.

                             DEALER CONCESSION
For sales of Shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of Shares through:

* quantity discounts and accumulated purchases;

* signing a 13-month letter of intent;

* using the reinvestment privilege; or

* concurrent purchases.

                QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some shares redemptions. For example, if a shareholder already owns shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to 0.50% of those additional shares. For more information on the levels of the contingent deferred sales charge and holding periods, see the section entitled "Contingent Deferred Sales Charge."

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge after it confirms the purchases.

                              LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.

The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of shares, is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the 1.00% sales charge.

This letter of intent also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount actually purchased within the 13-month period. For more information on the various levels of the contingent deferred sales charge and holding periods, see the section entitled "Contingent Deferred Sales Charge."

This letter of intent will not obligate the shareholder to purchase shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

                           REINVESTMENT PRIVILEGE

If shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.

                            CONCURRENT PURCHASES

For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of Class F Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in Class F Shares of one of the other Federated Funds and $600,000 in shares, the sales charge would be eliminated. (Not all Federated Funds currently offer Class F Shares. Contact your financial institution regarding the availability of other Federated Class F Shares).

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in shares at the net asset value next determined after an order is received by the Fund, plus the 1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

EXCHANGE PRIVILEGES

Class F shareholders may exchange all or some of their Shares, at net asset value for Class F Shares of other Federated Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the required holding period for your new Class F Shares received through an exchange will include the period for which your original Class F Shares were held.

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

An exercise of the exchange privilege is treated as sale for federal income tax purposes. Depending on the circumstances, a capital gain or loss may be realized.

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your shares may be exchanged free of charge. Instructions for exchanging Shares must be given in writing by the shareholder. Written instructions may require a signature guarantee.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If shares are redeemed or exchanged prior to the record date or purchased after the record date, those shares are not entitled to that month's dividend.

CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

RETIREMENT PLANS

Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Federated Securities Corp. and consult a tax adviser.

                          REDEEMING CLASS F SHARES

The Fund redeems shares at their net asset value less any contingent deferred sales charge next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund, provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Class F Shares from their Fund accounts within certain time periods of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the shares redeemed as follows:

                                                 CONTINGENT
                                                  DEFERRED
 AMOUNT OF                        SHARES           SALES
 PURCHASE                          HELD            CHARGE
 Up to $1,999,999            4 years or less       1.00%
 $2,000,000 to $4,999,999    2 years or less        .50%
 $5,000,000 or more          1 year or less         .25%

To the extent that a shareholder exchanges between or among Class F Shares in other Federated Funds, the time for which the exchanged for shares were held will be added, or "tacked," to the time for which the exchanged-from shares were held for purposes of satisfying the one-year holding period.

In instances in which Shares have been acquired in exchange for Class F Shares in other Federated Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) purchase of shares occurring prior to the number of years necessary to satisfy the applicable holding period; and (3) purchases of shares occurring within the current holding period. For accounts with shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner attains age 591U2; or (iii) from the death or total and permanent disability of the last surviving beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. The contingent deferred sales charge is not charged in connection with exchanges of shares for Class F Shares in other Federated Funds or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, are not subject to the contingent deferred sales charge to the extent that no payment was advanced for purchases made by such entities. In addition, shares held in the Fund by a financial institution for its own account which were originally purchased by the financial institution directly from the Fund's distributor without a sales charge may be redeemed without a contingent deferred sales charge. For more information, see "Supplemental Payments to Financial Institutions."

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account balance with a value of at least $1,500 in the Fund (at current offering price), other than retirement accounts subject to required minimum distributions.

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

A contingent deferred sales charge is charged for shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                 FIXED INCOME SECURITIES, INC. INFORMATION

MANAGEMENT OF THE CORPORATION

                             BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Board's responsibilities between meetings of the Board.

                             INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.
Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                               ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to .40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

                            ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

The Adviser and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Deborah A. Cunningham and Randall S. Bauer are the Fund's portfolio managers. Deborah A. Cunningham has been the Fund's portfolio manager since July 1991. Ms. Cunningham joined Federated Investors in 1981 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Cunningham served as an Assistant Vice President of the investment adviser from 1989 until 1992. Ms. Cunningham is a Chartered Financial Analyst and received her M.S.B.A. in Finance from Robert Morris College.

Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since January 1994. Prior to this, Mr. Bauer served as an Assistant Vice President of the Fund's investment adviser. Mr. Bauer was an Assistant Vice President of the International Banking Division at Pittsburgh National Bank from 1982 until 1989. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

DISTRIBUTION OF CLASS F SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.
                           DISTRIBUTION PLAN AND
                            SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.15% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                          SUPPLEMENTAL PAYMENTS TO
                           FINANCIAL INSTITUTIONS

The distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, 0.50% of the offering price on purchases of $2,000,000 to $4,999,999, and 0.25% of the offering price on purchases of $5,000,000 or more.


Furthermore, in addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                          ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

     MAXIMUM                    AVERAGE
  ADMINISTRATIVE            AGGREGATE DAILY
       FEE                     NET ASSETS
      .15%              on the first $250 million
      .125%             on the next $250 million
      .10%              on the next $250 million
      .075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

                          SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Maryland corporation, the Corporation, is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Corporation's, or the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the Corporation.
                              TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. No federal income tax is due on any distributions earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

STATE AND LOCAL TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                          PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return and yield for shares.
Total return represents the change, over a specified period of time, in the value of an investment in shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by shares over a thirty-day period by the maximum offering price per share of shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and the contingent deferred sales charge which, if excluded, would increase the total return and yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

Total return will be calculated separately for Class F Shares and Class A
Shares.

                          OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class A Shares. Class A Shares are sold primarily to customers of financial institutions subject to a front-end sales charge of up to 1%. Class A Shares are subject to a minimum initial investment of $5,000, unless the investment is in a retirement account in which the minimum investment is $50.

All classes are subject to certain of the same expenses.

Class A Shares are distributed under a 12b-1 Plan and are also subject to a shareholder services fee.

Expense differences between Class A Shares and Class F Shares may affect the performance of each class. To obtain more information and a prospectus for Class A Shares, investors may call 1-800-341-7400 or contact their financial institution.

                                  APPENDIX

Standard and Poor's Ratings Group Corporate Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB AND B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lower degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR -- Not rated by Moody's.

FITCH INVESTORS SERVICE, INC.
LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR -- Indicates that Fitch does not rate the specific issue.

                                 ADDRESSES

                         Federated Limited Term Fund
                               Class F Shares
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                                DISTRIBUTOR

                         Federated Securities Corp.
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                             INVESTMENT ADVISER

                             Federated Advisers
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                                 CUSTODIAN

                     State Street Bank and Trust Company
                                P.O. Box 8600
                      Boston, Massachusetts 02266-8600

                TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                   Federated Shareholder Services Company
                                P.O. Box 860
                      Boston, Massachusetts 02266-8600

                       INDEPENDENT PUBLIC ACCOUNTANTS

                            Deloitte & Touche LLP
                             2500 One PPG Place
                    Pittsburgh, Pennsylvania 15222-5401

FEDERATED LIMITED
TERM FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS F SHARES

PROSPECTUS

A Diversified Portfolio of
Fixed Income Securities, Inc.,
an Open-End Management
Investment Company

January 31, 1997

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 338319304
3070701A-F (1/97)





                        FEDERATED LIMITED TERM FUND
               (A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
                               CLASS A SHARES
                               CLASS F SHARES

                    STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the respective prospectuses of Class A Shares and Class F Shares of Federated Limited Term Fund (the "Fund") dated January 31, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

<Graphic>
FEDERATED INVESTORS TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779

                      Statement dated January 31, 1997

Cusip 338319106
Cusip 338319304
3070701B (1/97)

TABLE OF CONTENTS
 GENERAL INFORMATION ABOUT THE FUND                                      1
 INVESTMENT OBJECTIVE AND POLICIES                                       1
   Types of Investments                                                  1
   Non-Mortgage Related Asset-Backed Securities                          1
   Foreign Bank Instruments                                              1
   Futures and Options Transactions                                      2
   Medium Term Notes and Deposit Notes                                   3
   Average Life                                                          3
   Weighted Average Portfolio Duration                                   3
   When-Issued and Delayed Delivery Transactions                         4
   Lending of Portfolio Securities                                       4
   Restricted and Illiquid Securities                                    4
   Repurchase Agreements                                                 4
   Reverse Repurchase Agreements                                         5
   Privately Issued Mortgage-Related Securities                          5
   Portfolio Turnover                                                    5
 INVESTMENT LIMITATIONS                                                  5
 FIXED INCOME SECURITIES, INC. MANAGEMENT                                9
   Fund Ownership                                                       12
   Directors Compensation                                               13
   Director Liability                                                   13
 INVESTMENT ADVISORY SERVICES                                           14
   Adviser to the Fund                                                  14
   Advisory Fees                                                        14
 BROKERAGE TRANSACTIONS                                                 14
 OTHER SERVICES                                                         14
   Fund Administration                                                  14
   Custodian and Portfolio Recordkeeper                                 14
   Transfer Agent                                                       15
   Independent Auditors                                                 15
 PURCHASING SHARES                                                      15
 Distribution Plan and Shareholder Services Agreement
                                                                        15
 Purchases by Sales Representatives, Fund Directors, and Employees
                                                                        15
   Determining Net Asset Value                                          15
   Determining Market Value of Securities                               16
 REDEEMING SHARES                                                       16
   Redemption in Kind                                                   16
 TAX STATUS                                                             17
   The Fund's Tax Status                                                17
   Shareholders' Tax Status                                             17
 TOTAL RETURN                                                           17
 YIELD                                                                  17
 PERFORMANCE COMPARISONS                                                18
   Economic and Market Information                                      18
 ABOUT FEDERATED INVESTORS                                              18
   Mutual Fund Market                                                   19
   Institutional Clients                                                19
   Bank Marketing                                                       19
   Broker/Dealers and Bank Broker/Dealer
      Subsidiaries                                                      19
 FINANCIAL STATEMENTS                                                   19
 APPENDIX                                                               20


GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Fixed Income Securities, Inc. (the
"Corporation"). The Corporation was incorporated under the laws of the State of Maryland on October 15, 1991. Effective January 31, 1996, the Fund changed its name to Federated Limited Term Fund, and Fortress Shares are now referred to as Class F Shares.

Shares of the Fund are offered in two classes known as Class A Shares and Class F Shares (individually and collectively referred to as "Shares" as the context may require). On May 19, 1994, the Directors approved the reclassification of Investment Shares as Class A Shares. This Statement of Additional Information relates to both classes of the above mentioned Shares.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less. The investment objective stated above cannot be changed without approval of shareholders. The investment policies stated below may be changed by the Board of Directors ("Directors") without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective.

TYPES OF INVESTMENTS

The Fund invests primarily in a portfolio of U.S. government securities and investment grade corporate bonds and asset-backed securities. At least 65% of the assets of the Fund shall be invested in securities which are rated in one of the three highest categories by a nationally recognized statistical rating organization ("NRSRO") rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), AAA, AA, or A by Standard & Poor's Ratings Group ("S & P"), or AAA, AA, or A by Fitch Investors Service, Inc. ("Fitch"). The investment portfolio includes the following securities:

* corporate debt securities rated within the four highest categories by an NRSRO, including bonds, notes, and indentures;

* asset-backed securities;

* U.S. government securities, including U.S. Treasury bills, notes, and bonds, and securities issued by agencies and instrumentalities of the U.S. government; and

* repurchase agreements.

NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then registered because the owner and the obligor move to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee with the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FOREIGN BANK INSTRUMENTS

Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.

FINANCIAL FUTURES CONTRACTS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

MEDIUM TERM NOTES AND DEPOSIT NOTES

Medium term notes ("MTNs") and Deposit Notes are similar to Variable Rate Demand Notes as described in the Prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from 9 months to ten years.

AVERAGE LIFE

Average life, as applicable to asset-backed securities, is computed by multiplying each principal repayment by the time of payment (months or years from the evaluation date), summing these products, and dividing the sum by the total amount of principal repaid. The weighted-average life is calculated by multiplying the maturity of each security in a given pool by its remaining balance, summing the products, and dividing the result by the total remaining balance.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.

Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows. Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments.

Mathematically, duration is measured as follows:

Duration   =   PVCF(1)   PVCF2(2)   PVCF3(3)                 PVCFn(n)

               ------   +------     +------     +. . . +     -------

               PVTCF     PVTCF       PVTCF                   PVTCF

where

PVCFt      =   the present value of the cash flow in period t discounted at the prevailing yield-to-maturity

t          =   the period when the cash flow is received

n          =   remaining number of periods until maturity

PVTCF      =   total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-
               maturity


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Directors to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities eligible for resale under Rule 144A to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:

* the frequency of trades and quotes for the security;

* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

* dealer undertakings to make a market in the security; and

* the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association and non agency mortgage pass-through securities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes both government-related and nongovernment-related pools highly liquid.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. The portfolio turnover rates for the fiscal years ended November 30, 1996 and 1995, were 104% and 63%, respectively.

INVESTMENT LIMITATIONS

BUYING ON MARGIN

The Fund will not purchase any securities on margin, other than in connection with the purchase and sale of financial futures, but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Directors.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

SELLING SHORT

The Fund will not sell securities short unless:

* during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration for securities of the same issue as, and equal in amount to, the securities sold short; and

* not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry, except it may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may not own securities of other investment companies unless permitted to do so by action of the SEC or as part of a merger, consolidation, reorganization, or other acquisition.

DEALING IN PUTS AND CALLS

The Fund will not purchase puts, calls, straddles, spreads, or any combination of them, if by reason thereof the value of such securities would exceed 5% of its total assets.

CURRENCY RISKS

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in the securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Fund's investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

FOREIGN CURRENCY OPTIONS

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to the Fund's 15% limitation on illiquid securities.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS

By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Fund's investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the past fiscal year and does not expect to do so during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

FIXED INCOME SECURITIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Fixed Income Securities, Inc., and principal occupations. John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.

Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director of the
Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Richard B. Fisher*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President and Director

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

Edward L. Flaherty, Jr.@

Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924
Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

Gregor F. Meyer

Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: October 6, 1926

Director

Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935

Director

Public Relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Directors handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Directors own less than 1% of the Fund's outstanding Class F Shares and Class A Shares.

As of January 2, 1997, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Fund: MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 1,532,553 Shares (13.58%); and David Lloyd Kreeger Foundation, Washington, DC, owned approximately 588,476 Shares (5.21%).

As of January 2, 1997, the following shareholders of record owned 5% or more of the outstanding Class F Shares of the Fund: MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 176,070 Shares (19.78%); and Legg Mason Trust Company Trustee, Clara M. Cerar Charitable Remainder Unitrust, Baltimore, MD, owned approximately 78,125 Shares (8.78%).

DIRECTORS COMPENSATION

 NAME,                               AGGREGATE                    TOTAL COMPENSATION PAID
 POSITION WITH                   COMPENSATION FROM                    TO DIRECTORS FROM
 CORPORATION                       CORPORATION#*                CORPORATION AND FUND COMPLEX+
 John F. Donahue,                    $-0-                       $ -0- for the Corporation and
 Chairman and Director                                          56 investment companies
 Richard B. Fisher,                  $-0-                       $ -0- for the Corporation and
 President and Director                                         6 investment companies
 Thomas G. Bigley,++                 $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies
 John T. Conroy, Jr.,                $1,373                     $119,615 for the Corporation and
 Director                                                       56 investment companies
 William J. Copeland,                $1,373                     $119,615 for the Corporation and
 Director                                                       56 investment companies
 James E. Dowd,                      $1,373                     $119,615 for the Corporation and
 Director                                                       56 investment companies
 Lawrence D. Ellis, M.D.,            $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies
 Edward L. Flaherty, Jr.,            $1,373                     $119,615 for the Corporation and
 Director                                                       56 investment companies
 Peter E. Madden,                    $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies
 Gregor F. Meyer,                    $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies
 John E. Murray, Jr.                 $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies
 Wesley W. Posvar,                   $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies
 Marjorie P. Smuts,                  $1,248                     $108,725 for the Corporation and
 Director                                                       56 investment companies


*# The aggregate compensation provided is for the Corporation which is comprised of 3 portfolios.

* Information is furnished for the fiscal year ended November 30, 1996.

+ The information provided is for the last calendar year end.

++ Mr. Bigley served on 39 investment companies in the Federated Funds
   Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.

DIRECTOR LIABILITY

The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue. The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1996, 1995 and 1994, the Adviser earned advisory fees of $515,204, $656,470 and $959,307, respectively, of which $328,347, $204,367 and $322,154, respectively, were voluntarily waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1996, 1995 and 1994, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Fund's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators." For the fiscal year ended November 30, 1996, 1995 and 1994 the Administrators earned $155,001, $155,000 and $232,679, respectively.

CUSTODIAN AND PORTFOLIO RECORDKEEPER

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in Class A Shares" or "Investing in Class F Shares."

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; and (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended November 30, 1996, the Fund's Class A Shares and Class F Shares made payments in the amount of $596,032 and $14,391, respectively, pursuant to the Plan, of which $357,619 and $1,919, respectively, were voluntarily waived. In addition, for the fiscal year ended November 30, 1996, the Fund's Class A Shares and Class F Shares paid shareholder services fees in the amout of $298,016 and $23,986, respectively, of which $0 and $2,878, respectively, were voluntarily waived.

PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES

Directors, employees, and sales representatives of the Fund, the Adviser, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.

These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's securities are determined as follows:

* as provided by an independent pricing service;

* for short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Directors determine this is not fair value; or

* at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:
* yield;

* quality;

* coupon rate;

* maturity;

* type of issue;

* trading characteristics; and

* other market data.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Class A Shares" or "Redeeming Class F Shares." Although Federated Services Company does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Under certain circumstances described under "Redeeming Class A Shares" in the prospectus, shareholders may be charged a contingent deferred sales charge for shares redeemed within certain time periods of the purchase date. The contingent deferred sales charge will be calculated based upon the lesser of the original purchase price of the shares or the net asset value of the shares when redeemed.

Certain Class F Shares redeemed within one to four years of the purchase date may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a holder of Class F Shares. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the Class F Shares prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

REDEMPTION IN KIND

The Corporation is obligated to redeem shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.

Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

* derive less than 30% of its gross income from the sale of securities held less than three months;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

TOTAL RETURN

The Fund's average annual total returns for Class A Shares for the fiscal year ended November 30, 1996, and for the period from January 13, 1992 (date of initial public investment) through November 30, 1996, were 4.49% and 5.63, respectively. The Fund's average annual total returns for Class F Shares for the fiscal year ended November 30, 1996, and for the period from September 1, 1993 (date of initial public investment) through November 30, 1996, were 3.54% and 4.36%, respectively.

The average annual total return for Class A Shares and Class F Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The Fund's yields for Class A Shares and Class F Shares for the thirty-day period ended November 30, 1996, were 5.96% and 6.60%, respectively.

The yield of the Fund for each of Class A Shares and Class F Shares is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Class A Shares or Class F Shares over a thirty-day period by the maximum offering price per share of the applicable shares on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield of Class A Shares or Class F Shares does not necessarily reflect income actually earned by the applicable shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The performance of Class A Shares and Class F Shares depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in the Fund expenses; and

* various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and offering price. The financial publications used/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "short-term investment grade debt funds" category in advertising and sales literature.

* MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertising and sales literature may show the Fund's net asset value history in relation to certain political and economic events.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. Traders handle trillions of dollars in annual trading volume.

In the corporate bond sector, as of December 31, 1996, Federated Investors managed 12 money market funds and 17 bond funds with assets approximating $17.2 billion and $4.0 billion, respectively. Federated's corporate bond decision making -- based on intensive, diligent credit analysis -- is backed by over 21 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

In the government sector, as of December 31, 1996, Federated Investors managed 9 mortgage-backed, 5 government/agency and 17 government money market mutual funds, with assets approximating $6.3 billion, $1.7 billion and $23.6 billion, respectively. Federated trades approximately $309 million in U.S. government and mortgage-backed securities daily and places $17 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $30 billion in government funds within these maturity ranges.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended November 30, 1996, are incorporated herein by reference to the Annual Report of the Fund dated November 30, 1996 (File Nos. 33-43472 and 811-6447). A copy of this report may be obtained without charge by contacting the Fund.

* Source: Investment Company Institute

APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard and Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Not rated by Moody's.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

P-1 -- Issuers rated PRIME-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Conservative capitalization structures with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; Well established access to a range of financial markets and assured sources of alternative liquidity.

P-2 -- Issuers rated PRIME-2 (for related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

NR -- Indicates that Fitch does not rate the specific issue.





FEDERATED LIMITED TERM MUNICIPAL FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)

CLASS A SHARES

PROSPECTUS

The Class A Shares offered by this prospectus represent interests in Federated Limited Term Municipal Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal. The Fund pursues this objective through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to four years or less.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares and Class F Shares dated January 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference in this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1997

 TABLE OF CONTENTS

 Summary of Fund Expenses                                                1
 Financial Highlights -- Class A Shares                                  2
 General Information                                                     3
 Investment Information                                                  3
    Investment Objective                                                 3
    Investment Policies                                                  3
    Investment Risks                                                    11
    Investment Limitations                                              12
 Net Asset Value                                                        12
 Investing in Class A Shares                                            13
    Share Purchases                                                     13
    What Shares Cost                                                    14
    Eliminating the Sales Charge                                        14
    Special Purchase Features                                           15
 Exchange Privilege                                                     16
 How to Redeem Shares                                                   17
 Redeeming Shares through a Financial Institution                       17
    Redeeming Shares by Telephone                                       17
    Redeeming Shares by Mail                                            18
    Contingent Deferred Sales Charge                                    18
    Elimination of Contingent Deferred
      Sales Charge                                                      19
    Special Redemption Features                                         19
 Account and Share Information                                          20
 Fixed Income Securities, Inc. Information                              21
    Management of the Corporation                                       21
    Distribution of Shares                                              22
    Administration of the Fund                                          23
 Shareholder Information                                                23
    Voting Rights                                                       23
 Tax Information                                                        24
    Federal Income Tax                                                  24
    State and Local Taxes                                               24
 Performance Information                                                25
 Other Classes of Shares                                                25
 Addresses                                                              26


                                          SUMMARY OF FUND EXPENSES
                                               CLASS A SHARES
                                     SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                   1.00%
 Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)                                                           None
 Contingent Deferred Sales Charge (as a percentage of original purchase
   price or redemption proceeds, as applicable)(1)                                               0.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
 Exchange Fee                                                                                    None

                                         ANNUAL OPERATING EXPENSES
                                  (As a percentage of average net assets)

 Management Fee (after waiver)(2)                                                                0.00%
 12b-1 Fee                                                                                       0.25%
 Total Other Expenses (after expense reimbursement)                                              0.65%
   Shareholder Services Fee                                                           0.25%
     Total Operating Expenses(3)                                                                 0.90%


(1) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1.00% for redemptions made within one year of purchase.

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1997. The total operating expenses were 0.81% for the fiscal year ended November 30, 1996, and would have been 1.35% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fixed Income Securities Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of
each time period, and (3) payment of the maximum sales charge    $19       $38       $59       $120



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

FEDERATED LIMITED TERM MUNICIPAL FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Funds financial statements for the year ended November 30, 1996, which is included in the annual report and is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                         YEAR ENDED NOVEMBER 30,
                                                               1996      1995       1994        1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.85   $ 9.49      $10.02       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                         0.40     0.46        0.43         0.10
  Net realized and unrealized gain (loss) on investments       (0.08)    0.36       (0.53)        0.02
  Total from investment operations                              0.32     0.82       (0.10)        0.12
 LESS DISTRIBUTIONS
  Distributions from net investment income                     (0.40)   (0.46)      (0.43)       (0.10)
  Distributions in excess of net investment income(b)          (0.01)     --         --            --
  Total distributions                                          (0.41)   (0.46)      (0.43)       (0.10)
 NET ASSET VALUE, END OF PERIOD                               $ 9.76   $ 9.85      $ 9.49       $10.02
 TOTAL RETURN(C)                                               3.34%     8.67%      (0.95%)       1.20%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.81%     0.68%       0.63%        0.50%*
  Net investment income                                        4.14%     4.72%       4.33%        4.30%*
  Expense waiver/reimbursement(d)                              0.54%     1.03%       0.94%        1.71%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $73,570   $65,179     $32,644      $13,694
  Portfolio turnover                                             49%       47%        135%           0%


  * Computed on an annualized basis.

(a) Reflects operations for the period from September 1, 1993 (date of initial public investment) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.


GENERAL INFORMATION

Fixed Income Securities, Inc. was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established three separate portfolios: Federated Limited Term Fund, Federated Limited Term Municipal Fund and Federated Strategic Income Fund. With respect to the Fund, the Directors have established two classes of shares known as Class F Shares and Class A Shares. This prospectus relates only to the Class A Shares class of the Fund ("Shares").

The Fund is designed for investors seeking current income exempt from federal regular income tax. A minimum initial investment of $5,000 is required.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

As the name of the Fund implies, the investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal. Interest income of the Fund that is exempt from federal income tax retains its tax-free status when distributed to the Fund's shareholders. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a diversified portfolio, primarily limited to municipal securities, the weighted-average duration of which will at all times be limited to four years or less. Unless indicated otherwise, this and the investment policies described below may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal regular income tax.

As a matter of investment policy, which may not be changed without shareholder approval, under normal circumstances, the Fund will be invested so that at least 80% of its net assets are invested in obligations, the interest from which is exempt from federal regular income tax. The Fund, which can be changed without shareholder approval, may invest up to 25% of its assets in securities of issuers located in the same state.

The Fund may also transact in put and call options, futures contracts, and options on futures contracts for hedging purposes.

MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue issues, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue issues do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

Industrial development bonds are typically classified as revenue bonds. Industrial development bonds are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal securities may carry fixed, floating, or inverse floating rates of interest. Fixed rate securities bear interest at the same rate from issuance until maturity. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The interest rate on floating rate securities is subject to adjustment based upon changes in market interest rates or indices, such as a published interest rate or interest rate index. The interest rate may be adjusted at specified intervals or immediately upon any change in the applicable index rate. The interest rate for most floating rate securities varies directly with changes in the index rate, so that the market value of the security will approximate its stated value at the time of each adjustment. However, inverse floating rate securities have interest rates that vary inversely with changes in the applicable index rate, such that the security's interest rate rises when market interest rates fall and falls when market interest rates rise. The market value of floating rate securities is less sensitive than fixed rate securities to changes in market interest rates. In contrast, the market value of inverse floating rate securities is more sensitive to market rate changes than fixed or floating rate securities. The effect of market rate changes on securities depends upon a variety of factors, including market expectations as to future changes in interest rates and, in the case of floating and inverse floating rate securities, the frequency with which the interest rate is adjusted and the multiple of the index rate used in making the adjustment.

Most municipal securities pay interest in arrears on a semiannual or more frequent basis. However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity. Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate. The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

The Fund will not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may, for this purpose, be deemed to be related to the industry in which such non-governmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as industrial development bonds and revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if the Fund determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

CHARACTERISTICS

The municipal securities in which the Fund invests are rated, at the time of purchase, Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service ("Fitch"). In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to investment grade bonds. Bonds rated "BBB" by S&P or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

PARTICIPATION INTERESTS

The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations and insurance companies. These participation interests give the Fund an undivided interest in one or more underlying municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or obtain irrevocable letters of credit or guarantees to attempt to assure that the participation interests are of high quality. The Directors of the Fund will evaluate whether participation interests meet the prescribed quality standards for the Fund.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate of any of the above.

Also included within the general category of municipal securities are certain lease obligations or installment purchase contract obligations and participations therein (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Interest on lease obligations is tax-exempt to the same extent as if the municipality had issued debt obligations to finance the underlying project or purchase. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and some lease obligations may be illiquid. Although "non-appropriation" lease obligations are generally secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear particularly if payment of such obligations is guaranteed by a third party guarantor, such as a municipal bond insurer (MBIA, AMBAC, etc.).

Some municipal leases may be considered to be illiquid. However, some municipal leases may contain put provisions which grant the Fund the right to sell the securities to the issuer at a predetermined price and date. Such provisions improve the marketability and enhance the liquidity of the security. The Fund does not intend to invest more than 10% of its total assets in non-putable lease obligations including those that contain "non-appropriation" clauses.

INDUSTRIAL DEVELOPMENT BONDS

As discussed above, industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned corporations. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such corporations in order to encourage the corporations to locate within their communities. Industrial development bonds do not represent a pledge of credit or create any debt of municipality or a public authority, and no taxes may be levied for payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Fund and/or the adviser of the Fund, is exempt from federal regular income tax.

INVERSE FLOATERS

The Fund may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. The effective duration of an inverse floating rate security, in the absence of rate "ceilings" or "floors", is greater than that of a fixed rate security of equivalent maturity. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in the relationship between short-term and long-term interest rates may alter this tendency, however. In return for this volatility, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and stated maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. The Fund does not intend to invest more than 20% of its total assets in inverse floaters.

MUNICIPAL NOTES

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Tax and Revenue Anticipation Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the municipal securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities, but usually on more favorable terms. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to municipal securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. The effective maturity of pre-refunded municipal securities will be the redemption date if the issuer has assumed an obligation or indicated its intention to redeem such securities on the redemption date. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value or their redemption value.

VARIABLE AND FLOATING
RATE SECURITIES

The interest rates payable on certain securities in which the Fund may invest, which will generally be revenue obligations, are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods. Interest on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Variable or floating rate obligations generally permit the holders of such obligations to demand payment of principal from the issuer or a third party at any time or at stated intervals. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for an obligation. The Fund will take demand features into consideration in determining the average portfolio duration of the Fund and the effective maturity of individual municipal securities. In addition, the absence of an unconditional demand feature exercisable within seven days will, and the failure of the issuer or a third party to honor its obligations under a demand feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Fund's 15% limitation on illiquid investments.

AUCTION RATE SECURITIES

The Fund may invest in auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). The Fund does not intend to invest more than 10% of its total assets in auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The interest rate or dividend is reset by "Dutch" auction in which bids are made by broker/dealers and other institutions for a certain amount of securities at a specified minimum yield. The interest rate or dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. If so, the securities may become illiquid and subject to the Fund's 15% limitation on illiquid securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code. For purposes of complying with the 20% limitation on the Fund's investments in taxable securities, auction rate preferred securities will be treated as taxable securities unless substantially all of the dividends on such securities is expected to be exempt from regular federal income taxes.

The Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940 and certain state securities regulations. These limitations include a prohibition against investing in more than 3% of the voting securities of any other investment company, 5% of the Fund's assets in securities of any one investment company, or more than 10% of its assets in securities of all investment companies unless permitted to do so by action of the SEC. The Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

DEMAND FEATURES

In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "demand feature" or liquidity put, depending on its characteristics. The aggregate price which the Fund pays for securities with demand features may be higher than the price which otherwise would be paid for the securities. Demand features may not be available or may not be available on satisfactory terms.

Demand features may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund's quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself. The Fund values municipal securities which are subject to demand features at fair market value.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par at the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The tender option will be taken into consideration in determining the effective maturity of tender option bonds and the average portfolio duration of the Fund. The liquidity of a tender option bond is a function of both the credit quality of the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

Although the Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel for the issuer or counsel selected by the Investment Adviser, be exempt from regular federal income tax, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. In addition, tender offer bonds may be considered to be securities of an unregistered investment company for purposes of the limitations imposed by the Investment Company Act of 1940 on the Fund's investments in investment company securities. Accordingly, the Fund will comply with the following percentage limitations on investments in tender option bonds. The Fund will not acquire more than 3% of the voting securities of the issuer of the tender option bonds, invest more than 5% of its assets in any one issue of tender option bonds or invest more than 10% of its assets in tender option bonds in the aggregate.
ZERO COUPON AND CAPITAL
APPRECIATION BONDS

The Fund may invest in zero coupon and capital appreciation bonds, which are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interest in such stripped debt obligations or coupons. Discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed four years.

WHEN-ISSUED AND DELAYED
DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS AND OPTIONS TO
BUY OR SELL SUCH CONTRACTS

The Fund may utilize bond futures contracts and options to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

Futures contracts and options may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal security or index. The Fund may not use futures contracts or options transactions to leverage its assets.

For example, in order to remain fully invested in bonds, while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a bond futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve to meet potential redemptions, while at the same time remaining fully invested. Also, because the transactions costs of futures contracts and options may be lower than the costs of investing in bonds directly, it is expected that the use of futures contracts and options may reduce the Fund's total transactions costs.

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Fund and the prices of futures contracts and options; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. In general, the futures market is more liquid than the municipal bond market, and so by investing in futures, liquidity may be improved.

TEMPORARY INVESTMENTS

From time to time, during periods of other than normal market conditions, the Fund may invest in short-term temporary investments which may or may not be exempt from federal income tax. These temporary investments include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of domestic branches of U.S. banks; and repurchase agreements (arrangements in which the organization selling the Fund a security agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments --Characteristics" (if rated) or those which the investment adviser judges to have the same characteristics as such investment grade securities (if unrated).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

INVESTMENT RISKS

Yields on municipal securities depend on a variety of factors, including: the general conditions of the municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Since the Fund will invest primarily in municipal securities bearing fixed rates of interest, the net asset value of the Shares will generally vary inversely with changes in prevailing interest rates.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio investment for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

* invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. The net asset value per share is determined by adding the interest of the shares in the market value of all securities and other assets of the Fund, subtracting the interest of the shares in the liabilities of the Fund and those attributable to the shares, and dividing the remainder by the total number of shares outstanding. The net asset value of the shares may be different from that of Class F Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN CLASS A SHARES

SHARE PURCHASES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $5,000 for Class A Shares. Additional investments can be made for as little as $100. (Financial institutions may impose different minimum investment requirements on their customers.)

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased. The Fund reserves the right to reject any purchase request.

PURCHASING SHARES THROUGH A
FINANCIAL INSTITUTION
An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY CHECK

Once and account has been established, shares may be purchased by mailing a check made payable to the name of the Fund (designate class of shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

PURCHASING SHARES BY WIRE

Once an account has been established, Shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attn; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number -- this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients. These institutions, however, may charge fees for services provided which may relate to ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided and the fees charged for these shares. No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive a reallowance of a sales charge. However, investors who purchase Class A Shares through a trust department, investment adviser, or other financial intermediary may be charged a service or other fee by the financial intermediary. Additionally, no sales charge is imposed on shareholders designated as Liberty Life Members or on Class A Shares purchased through "wrap accounts" or similar programs under which clients pay a fee for services.

The net asset value is determined as of the close of trading, (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "How to Redeem Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time shares are redeemed.

DEALER CONCESSION

For sales of shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer. The sales charge for shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of the shares outstanding at each month end.

ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of Shares through:

* quantity discounts and accumulated purchases;

* signing a 13-month letter of intent; or

* or using the reinvestment privilege.

QUANTITY DISCOUNTS AND
ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge after it confirms the purchases.

LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.

The 1.00% held in escrow will, at the expiration of the 13-month period, be applied to the payment of the applicable sales charge, unless the amount specified in the letter of intent, which must be $1 million or more of shares, is purchased. In this event, all of the escrowed shares will be deposited into the shareholder's account.

This letter of intent will not obligate the shareholder to purchase shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

REINVESTMENT PRIVILEGE

If shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.

PURCHASES WITH PROCEEDS FROM
REDEMPTIONS OF UNAFFILIATED
INVESTMENT COMPANIES

Investors may purchase shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company which were sold with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50% for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

SPECIAL PURCHASE FEATURES
SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn monthly from the shareholder's checking account maintained at an Automated Clearing House ("ACH") member institution, and invested in shares at the net asset value next determined after an order is received by Federated Shareholder Services Company, plus the 1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

EXCHANGE PRIVILEGE

Class A shareholders may exchange all or some of their shares for Class A Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), at net asset value. Neither the Fund nor any of the Federated Funds imposes any additional fees on exchanges. Shareholders in certain other Federated Funds may exchange all or some of their shares for Class A Shares. Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any Federated Fund, as long as they maintain a $500 balance in one of the Federated Funds.

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your Shares may be exchanged free of charge.

REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive the prospectus of the fund into which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in Class A Shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

MAKING AN EXCHANGE

Instructions for exchanges may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing to Federated Shareholder Services Company, 1099 Hingham Street, Rockland, Massachusetts 02370-3317.

TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any shares held in certificate form cannot be exchanged by telephone, but must be forwarded to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed by 4:00 p.m. (Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into a fund begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A
FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund, provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of shares under the following circumstances: shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than one full year from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than one full year from the date of purchase; (3) shares held for less than one full year from the date of purchase on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for shares of other Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT
DEFERRED SALES CHARGE

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; and (2) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, and their immediate family members; employees of any financial institution that sells shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.

SPECIAL REDEMPTION FEATURES

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund.

For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account balance with a value of at least $10,000 in the Fund (at current offering price).

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNT AND SHARE INFORMATION
CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If shares are redeemed or exchanged prior to the record date or purchased after the record date, those shares are not entitled to that month's dividend.

Shares purchased through a financial institution, for which payment by wire is received by Federated Shareholder Services Company on the business day following the order, begin to earn dividends on the day the wire payment is received. Otherwise, shares purchased by wire begin to earn dividends on the business day after wire payment is received by Federated Shareholder Services Company. Shares purchased by mail, or through a financial institution, if the financial institution's payment is by check, begin to earn dividends on the second business day after the check is received by Federated Shareholder Services Company.

Shares earn dividends through the business day that proper written redemption instructions are received by Federated Shareholder Services Company.

CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $5,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the minimum requirement because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

FIXED INCOME SECURITIES, INC.
INFORMATION

MANAGEMENT OF THE CORPORATION
BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) Shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

The Adviser and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Mary Jo Ochson and Jeff A. Kozemchak are the Fund's portfolio managers. Mary Jo Ochson has been the Fund's portfolio manager since its inception. Ms. Ochson joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as an Vice President of the Fund's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Jeff A. Kozemchak has been the Fund's portfolio manager since January 1997. Mr. Kozemchak joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993. Mr. Kozemchak served as an Assistant Vice President of the investment adviser from 1990 until 1992, and from 1987 until 1990 he acted as an investment analyst. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND
SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of .25% of the average daily net assets of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO
FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include participating in sales, educational and training seminars at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

    MAXIMUM
 ADMINISTRATIVE          AVERAGE AGGREGATE
      FEE                 DAILY NET ASSETS
     .15%            on the first $250 million
    .125%            on the next $250 million
     .10%            on the next $250 million
    .075%            on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Corporation's, or the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the Corporation.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternate minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculations of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return, yield and tax-equivalent yield for shares.

Total return represents the change, over a specified period of time, in the value of an investment in shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by shares over a thirty-day period by the maximum offering price per share of shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge which, if excluded, would increase the total return, yield and tax-equivalent yield.

Total return will be calculated separately for Class F Shares and Class A
Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/ or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class F Shares. The Class F Shares are sold primarily to customers of financial institutions subject to a contingent deferred sales charge and a minimum initial investment of $1,500.

Class F Shares and Class A Shares are subject to certain of the same expenses. The amount of dividends payable to Class F Shares will generally exceed that of Class A Shares by the difference between class expenses and distribution and shareholder service expenses borne by shares of each respective class. The stated advisory fee is the same for both classes of shares.

Class F Shares are distributed under a 12b-1 Plan and are also subject to a shareholder services fee.

Expense differences, however, between Class F Shares and Class A Shares may affect the performance of each class.

To obtain more information and a prospectus for Class F Shares, investors may call 1-800-341-7400 or contact their financial institution.

ADDRESSES

Federated Limited Term Municipal Fund
Class A Shares
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER

Federated Advisers
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, Pennsylvania 15222-5401

FEDERATED LIMITED TERM
MUNICIPAL FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS A SHARES

PROSPECTUS

A Diversified Portfolio of
Fixed Income Securities, Inc.
An Open-End Management
Investment Company

January 31, 1997

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 338319403
3070702A-A (1/97)





FEDERATED LIMITED TERM MUNICIPAL FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS F SHARES

PROSPECTUS

The Class F Shares offered by this prospectus represent interests in Federated Limited Term Municipal Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal. The Fund pursues this objective through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to four years or less.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class F Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class F Shares and Class A Shares dated January 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1997

 TABLE OF CONTENTS

 Summary of Fund Expenses                                                1
 Financial Highlights -- Class F Shares                                  2
 General Information                                                     3
 Investment Information                                                  3
  Investment Objective                                                   3
  Investment Policies                                                    3
  Investment Risks                                                      12
  Investment Limitations                                                12
 Net Asset Value                                                        12
 Investing in Class F Shares                                            13
  Share Purchases                                                       13
  Minimum Investment Required                                           14
  What Shares Cost                                                      14
  Systematic Investment Program                                         14
  Exchange Privileges                                                   14
  Certificates and Confirmations                                        15
  Dividends                                                             15
  Capital Gains                                                         15
 Redeeming Class F Shares                                               16
  Through a Financial Institution                                       16
  Redeeming Shares by Telephone                                         16
  Redeeming Shares by Mail                                              17
  Contingent Deferred Sales Charge                                      17
  Systematic Withdrawal Program                                         18
  Accounts with Low Balances                                            18
 Fixed Income Securities, Inc. Information                              19
  Management of the Corporation                                         19
  Distribution of Class F Shares                                        20
  Administration of the Fund                                            21
 Shareholder Information                                                21
  Voting Rights                                                         21
 Tax Information                                                        22
  Federal Income Tax                                                    22
  State and Local Taxes                                                 22
 Performance Information                                                23
 Other Classes of Shares                                                23
 Addresses                                                              24


                                    SUMMARY OF FUND EXPENSES

                                        CLASS F SHARES
                                SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                                                    None
 Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)                                                    None
 Contingent Deferred Sales Charge (as a percentage of original purchase
   price or redemption proceeds, as applicable)(1)                                        1.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
 Exchange Fee                                                                             None


                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

 Management Fee (after waiver)(2)                                                         0.00%
 12b-1 Fee (after waiver)(3)                                                              0.00%
 Total Other Expenses (after expense reimbursement)                                       0.65%
   Shareholder Services Fee                                                   0.25%
     Total Operating Expenses(4)                                                          0.65%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The 12b-1 fee has been reduced to reflect the voluntary waiver of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.15%.

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1997. The total operating expenses were 0.56% for the fiscal year ended November 30, 1996, and would have been 1.25% absent the voluntary waivers of the management fee and the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class F Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class F Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
You would pay the following expenses on a $1,000 investment, assuming, (1) 5% annual return, (2) redemption at the end of
each time period, and (3) payment of the maximum sales charge     $17      $32      $36      $81

You would pay the following expenses on the same
investment, assuming no redemption                                $7       $21      $36      $81



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

FEDERATED LIMITED TERM MUNICIPAL FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements for the year ended November 30, 1996, which is included in the Annual Report and is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                            YEAR ENDED NOVEMBER 30,
                                                                    1996       1995         1994        1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $ 9.85      $ 9.49       $10.02       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.43        0.47         0.45         0.11
  Net realized and unrealized gain (loss) on investments           (0.08)       0.36        (0.53)        0.02
  Total from investment operations                                  0.35        0.83        (0.08)        0.13
 LESS DISTRIBUTIONS
  Distributions from net investment income                         (0.43)      (0.47)       (0.45)       (0.11)
  Distributions in excess of net investment income(b)              (0.01)         --          --           --
  Total distributions                                              (0.44)      (0.47)       (0.45)       (0.11)
 NET ASSET VALUE, END OF PERIOD                                   $ 9.76      $ 9.85       $ 9.49       $10.02
 TOTAL RETURN(C)                                                    3.60%       8.86%       (0.75%)       1.26%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          0.56%       0.49%        0.44%        0.25%*
  Net investment income                                             4.40%       4.91%        4.57%        4.79%*
  Expense waiver/reimbursement(d)                                   0.69%       1.12%        0.94%        1.86%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                        $26,300     $26,442      $12,804       $3,307
  Portfolio turnover                                                  49%         47%         135%           0%


  * Computed on an annualized basis.

(a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996 which can be obtained free of charge.

GENERAL INFORMATION

Fixed Income Securities, Inc. was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established three separate portfolios: Federated Limited Term Fund, Federated Limited Term Municipal Fund and Federated Strategic Income Fund. With respect to the Fund, the Directors have established two classes of shares known as Class F Shares and Class A Shares. This prospectus relates only to the Class F Shares class of the Fund ("Shares").
The Fund is designed for investors seeking current income exempt from federal regular income tax. A minimum initial investment of $1,500 is required.

Shares are sold at net asset value and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on certain Shares, other than Shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of Shares.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

As the name of the Fund implies, the investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal. Interest income of the Fund that is exempt from federal income tax retains its tax-free status when distributed to the Fund's shareholders. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a diversified portfolio, primarily limited to municipal securities, the weighted-average duration of which will at all times be limited to four years or less. Unless indicated otherwise, this and the investment policies described below may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal regular income tax.

As a matter of investment policy, which may not be changed without shareholder approval, under normal circumstances, the Fund will be invested so that at least 80% of its net assets are invested in obligations, the interest from which is exempt from federal regular income tax. The Fund, which can be changed without shareholder approval, may invest up to 25% of its assets in securities of issuers located in the same state.

The Fund may also transact in put and call options, futures contracts, and options on futures contracts for hedging purposes.

MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue issues, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue issues do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Industrial development bonds are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal securities may carry fixed, floating, or inverse floating rates of interest. Fixed rate securities bear interest at the same rate from issuance until maturity. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The interest rate on floating rate securities is subject to adjustment based on a published interest rate or interest rate index. The interest rate may be adjusted at specified intervals or immediately upon any change in the applicable index rate. The interest rate for most floating rate securities varies directly with changes in the index rate, so that the market value of the security will approximate its stated value at the time of each adjustment. However, inverse floating rate securities have interest rates that vary inversely with changes in the applicable index rate, such that the security's interest rate rises when market interest rates fall and falls when market interest rates rise. The market value of floating rate securities is less sensitive than fixed rate securities to changes in market interest rates. In contrast, the market value of inverse floating rate securities is more sensitive to market rate changes than fixed or floating rate securities. The effect of market rate changes on securities depends upon a variety of factors, including market expectations as to future changes in interest rates and, in the case of floating and inverse floating rate securities, the frequency with which the interest rate is adjusted and the multiple of the index rate used in making the adjustment.

Most municipal securities pay interest in arrears on a semi-annual or more frequent basis. However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity. Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate. The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

The Fund will not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may, for this purpose, be deemed to be related to the industry in which such non-governmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as industrial development bonds and revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if the Fund determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

CHARACTERISTICS

The municipal securities in which the Fund invests are rated, at the time of purchase, Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service ("Fitch"). In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to investment grade bonds. Bonds rated "BBB" by S&P or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

PARTICIPATION INTERESTS

The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations and insurance companies. These participation interests give the Fund an undivided interest in one or more underlying municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or obtain irrevocable letters of credit or guarantees to attempt to assure that the participation interests are of high quality. The Directors of the Fund will evaluate whether participation interests meet the prescribed quality standards for the Fund.

MUNICIPAL LEASES
Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate of any of the above.

Also included within the general category of municipal securities are certain lease obligations or installment purchase contract obligations and participations therein (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Interest on lease obligations is tax-exempt to the same extent as if the municipality had issued debt obligations to finance the underlying project or purchase. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and some lease obligations may be illiquid. Although "non-appropriation" lease obligations are generally secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear particularly if payment of such obligations is guaranteed by a third party guarantor, such as a municipal bond insurer (MBIA, AMBAC, etc.).

Some municipal leases may be considered to be illiquid. However, some municipal leases may contain put provisions which grant the Fund the right to sell the securities to the issuer at a predetermined price and date. Such provisions improve the marketability and enhance the liquidity of the security. The Fund does not intend to invest more than 10% of its total assets in non-puttable lease obligations including those that contain "non-appropriation" clauses.

INDUSTRIAL DEVELOPMENT BONDS

As discussed above, industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned corporations. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such corporations in order to encourage the corporations to locate within their communities. Industrial development bonds do not represent a pledge of credit or create any debt of municipality or a public authority, and no taxes may be levied for payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Fund and/or the adviser of the Fund, is exempt from federal regular income tax.

INVERSE FLOATERS

The Fund may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. The effective duration of an inverse floating rate security, in the absence of rate "ceilings" or "floors," is greater than that of a fixed rate security of equivalent maturity. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in the relationship between short-term and long-term interest rates may alter this tendency, however. In return for this volatility, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and stated maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. The Fund does not intend to invest more than 20% of its total assets in inverse floaters.

MUNICIPAL NOTES

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Tax and Revenue Anticipation Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the municipal securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities, but usually on more favorable terms. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to municipal securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. The effective maturity of pre-refunded municipal securities will be the redemption date if the issuer has assumed an obligation or indicated its intention to redeem such securities on the redemption date. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value or their redemption value.

VARIABLE AND FLOATING RATE
SECURITIES

The interest rates payable on certain securities in which the Fund may invest, which will generally be revenue obligations, are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods. Interest on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Variable or floating rate obligations generally permit the holders of such obligations to demand payment of principal from the issuer or a third party at any time or at stated intervals. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for an obligation. The Fund will take demand features into consideration in determining the average portfolio duration of the Fund and the effective maturity of individual municipal securities. In addition, the absence of an unconditional demand feature exercisable within seven days will, and the failure of the issuer or a third party to honor its obligations under a demand feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Fund's 15% limitation on illiquid investments.
AUCTION RATE SECURITIES

The Fund may invest in auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). The Fund does not intend to invest more than 10% of its total assets in auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The interest rate or dividend is reset by "Dutch" auction in which bids are made by broker/dealers and other institutions for a certain amount of securities at a specified minimum yield. The interest rate or dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. If so, the securities may become illiquid and subject to the Fund's 15% limitation on illiquid securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code. For purposes of complying with the 20% limitation on the Fund's investments in taxable securities, auction rate preferred securities will be treated as taxable securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

The Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940 and certain state securities regulations. These limitations include a prohibition against investing in more than 3% of the voting securities of any other investment company, 5% of the Fund's assets in securities of any one investment company, or more than 10% of its assets in securities of all investment companies unless permitted to do so by action of the SEC. The Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

DEMAND FEATURES

In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "demand feature" or liquidity put, depending on its characteristics. The aggregate price which the Fund pays for securities with demand features may be higher than the price which otherwise would be paid for the securities. Demand features may not be available or may not be available on satisfactory terms.

Demand features may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund's quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself. The Fund values municipal securities which are subject to demand features at fair market value.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par at the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The tender option will be taken into consideration in determining the effective maturity of tender option bonds and the average portfolio duration of the Fund. The liquidity of a tender option bond is a function of both the credit quality of the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

Although the Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel for the issuer or counsel selected by the Investment Adviser, be exempt from regular federal income tax, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. In addition, tender offer bonds may be considered to be securities of an unregistered investment company for purposes of the limitations imposed by the Investment Company Act of 1940 on the Fund's investments in investment company securities. Accordingly, the Fund will comply with the following percentage limitations on investments in tender option bonds. The Fund will not acquire more than 3% of the voting securities of the issuer of the tender option bonds, invest more than 5% of its assets in any one issue of tender option bonds or invest more than 10% of its assets in tender option bonds in the aggregate unless permitted to do so by action of the SEC.

ZERO COUPON AND CAPITAL
APPRECIATION BONDS

The Fund may invest in zero coupon and capital appreciation bonds, which are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interest in such stripped debt obligations or coupons. Discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed four years.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS AND OPTIONS TO BUY OR SELL SUCH CONTRACTS

The Fund may utilize bond futures contracts and options to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

Futures contracts and options may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal security or index. The Fund may not use futures contracts or options transactions to leverage its assets.

For example, in order to remain fully invested in bonds, while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a bond futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve to meet potential redemptions, while at the same time remaining fully invested. Also, because the transactions costs of futures contracts and options may be lower than the costs of investing in bonds directly, it is expected that the use of futures contracts and options may reduce the Fund's total transactions costs.

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Fund and the prices of futures contracts and options; and
(ii) possible lack of liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. In general, the futures market is more liquid than the municipal bond market, and so by investing in futures, liquidity may be improved.

TEMPORARY INVESTMENTS

From time to time, during periods of other than normal market conditions, the Fund may invest in short-term temporary investments which may or may not be exempt from federal income tax. These temporary investments include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of domestic branches of U.S. banks; and repurchase agreements (arrangements in which the organization selling the Fund a security agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments-Characteristics" (if rated) or those which the investment adviser judges to have the same characteristics as such investment grade securities (if unrated).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.
INVESTMENT RISKS

Yields on municipal securities depend on a variety of factors, including: the general conditions of the municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Since the Fund will invest primarily in municipal securities bearing fixed rates of interest, the net asset value of the Shares will generally vary inversely with changes in prevailing interest rates.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio investment for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

* invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. The net asset value per share is determined by adding the interest of the shares in the market value of all securities and other assets of the Fund, subtracting the interest of the shares in the liabilities of the Fund and those attributable to the shares, and dividing the remainder by the total number of shares outstanding. The net asset value of the shares may be different from that of Class A Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN CLASS F SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").

DIRECTLY BY MAIL

To purchase shares by mail directly from Federated Securities Corp.:

* complete and sign the application available from the Fund;

* enclose a check made payable to Federated Limited Term Municipal Fund -- Class F Shares; and

* send both to the Fund's transfer agent, Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600.

Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

DIRECTLY BY WIRE

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attn; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number -- this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in shares is $1,500. Subsequent investments must be in amounts of at least $100. (Financial institutions may impose different minimum investment requirements on their customers.)

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received. Unaffiliated institutions through whom shares are purchased may charge fees for services provided, which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed.

The net asset value is determined as of the close of trading, (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Class F Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.

QUANTITY DISCOUNTS AND
ACCUMULATED PURCHASES

The Fund will combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some shares redemptions. For example, if a shareholder already owns shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to 0.50% of those additional shares. For more information on the levels of the contingent deferred sales charge and holding periods, see the section entitled "Contingent Deferred Sales Charge."

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

EXCHANGE PRIVILEGES

Class F shareholders may exchange all or some of their shares, at net asset value for Class F Shares of other funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"). (Not all Federated Funds currently offer Class F Shares. Contact your financial institution regarding the availability of other Federated Class F Shares). Exchanges are made at net asset value without being assessed a contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the required holding period for your new Class F Shares received through an exchange will include the period for which your original Class F Shares were held.

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

An exercise of the exchange privilege is treated as sale for federal income tax purposes. Depending on the circumstances, a capital gain or loss may be realized.

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your shares may be exchanged free of charge. Instructions for exchanging shares must be given in writing by the shareholder. Written instructions may require a signature guarantee.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that month's dividend.

Shares purchased through a financial institution, for which payment by wire is received by Federated Services Company on the business day following the order, begin to earn dividends on the day the wire payment is received. Otherwise, Shares purchased by wire begin to earn dividends on the business day after wire payment is received by Federated Shareholder Services Company. Shares purchased by mail, or through a financial institution, if the financial institution's payment is by check, begin to earn dividends on the second business day after the check is received by Federated Services Company.

Shares earn dividends through the business day that proper written redemption instructions are received by Federated Shareholder Services Company.

CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

REDEEMING CLASS F SHARES

The Fund redeems shares at their net asset value less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution, less any applicable contingent deferred sales charge. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund, provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings and loan association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Class F Shares from their Fund accounts within certain time periods of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the shares redeemed as follows:

                                                        CONTINGENT
  AMOUNT                                                 DEFERRED
   OF                                SHARES               SALES
 PURCHASE                             HELD                CHARGE
 Up to $1,999,999                    4 years or less         1%
 $2,000,000 to $4,999,999            2 years or less       .50%
 $5,000,000 or more                  1 year or less        .25%


To the extent that a shareholder exchanges between or among Class F Shares in other Federated Funds, the time for which the exchanged for shares were held will be added, or "tacked," to the time for which the exchanged-from shares were held for purposes of satisfying the one-year holding period.

In instances in which shares have been acquired in exchange for Class F Shares in other Federated Funds: (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) purchase of shares occurring prior to the number of years necessary to satisfy the applicable holding period; and (3) purchases of shares occurring within the current holding period. For accounts with shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a return based upon from the death or total and permanent disability of the beneficial owner. The contingent deferred sales charge is not charged in connection with exchanges of shares for shares in other Federated Funds or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940 are not subject to the contingent deferred sales charge to the extent the distributor does not make advance payments. In addition, shares held in the Fund by a financial institution for its own account which were originally purchased by the financial institution directly from the Fund's distributor without a sales charge may be redeemed without a contingent deferred sales charge. For more information, see "Other Payments to Financial Institutions."

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund.

For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account balance with a value of at least $10,000 in the Fund (at current offering price).

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

A contingent deferred sales charge is charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

FIXED INCOME SECURITIES, INC.
INFORMATION

MANAGEMENT OF THE CORPORATION

BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

The Adviser and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Mary Jo Ochson and Jeff A. Kozemchak are the Fund's portfolio managers. Mary Jo Ochson has been the Fund's portfolio manager since its inception. Ms. Ochson joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as a Vice President of the Fund's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Jeff A. Kozemchak has been the Fund's portfolio manager since January 1997. Mr. Kozemchak joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993. Mr. Kozemchak served as an Assistant Vice President of the investment adviser from 1990 until 1992, and from 1987 until 1990 he acted as an investment analyst. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

DISTRIBUTION OF CLASS F SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND
SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.15% of the average daily net asset value of the Fund The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services and distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors under which the Fund may make payments up to 0.25% of the average daily net asset value of shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO
FINANCIAL INSTITUTIONS

The distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, 0.50% of the offering price on purchases of $2,000,000 to $4,999,999, and 0.25% of the offering price on purchases of $5,000,000 or more. The financial institution may elect to receive amounts less than those stated which would reduce the stated contingent deferred sales charge and/or the holding period used to calculate the fee.

Furthermore, in addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

    MAXIMUM
 ADMINISTRATIVE                AVERAGE AGGREGATE
      FEE                      DAILY NET ASSETS
     .15%                    on the first $250 million
    .125%                    on the next $250 million
     .10%                    on the next $250 million
    .075%               on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Corporation's, or the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the Corporation.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternate minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculations of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return, yield and tax-equivalent yield for shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by shares over a thirty-day period by the maximum offering price per share of shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and the contingent deferred sales charge which, if excluded, would increase the total return, yield and tax-equivalent yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/ or compare the Fund's performance to certain indices.

Total return will be calculated separately for Class F Shares and Class A
Shares.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class A Shares. The Class A Shares are sold subject to a front-end sales charge of up to 1%. Class A Shares are subject to a minimum initial investment of $5,000.

Both classes are subject to certain of the same expenses.

The stated advisory fee is the same for both classes of shares.

Class A Shares are distributed under a 12b-1 Plan and are also subject to a shareholder services fee.

Expense differences between Class A Shares and Class F Shares may affect the performance of each class.

To obtain more information and a prospectus for Class A Shares, investors may call 1-800-341-7400 or contact their financial institution.

ADDRESSES

Federated Limited Term Municipal Fund
Class F Shares
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779


DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER

Federated Advisers
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, Massachusetts 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, Pennsylvania 15222-5401

FEDERATED LIMITED TERM
MUNICIPAL FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS F SHARES

PROSPECTUS

A Diversified Portfolio of
Fixed Income Securities, Inc.
An Open-End Management
Investment Company

January 31, 1997


Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779
Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.


Cusip 338319502
3070702-F (1/97)





                   Federated Limited Term Municipal Fund
               (A Portfolio of Fixed Income Securities, Inc.)
                               Class A Shares
                               Class F Shares

                    STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the respective prospectuses of Class F Shares and Class A Shares of Federated Limited Term Municipal Fund (the "Fund") January 31, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.


Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

                      Statement dated January 31, 1997
<Graphic>
Cusip 338319403
Cusip 338319502
3070702B (1/97)

Table of Contents
 General Information About the Fund                                      1
 Investment Objective and Policies                                       1
    Types of Investments                                                 1
    Participation Interests                                              1
    Municipal Leases                                                     2
    Capital Appreciation Bonds                                           2
    Insurance                                                            2
    Futures and Options Transactions                                     2
    Weighted Average Portfolio Duration                                  4
    When-Issued and Delayed Delivery Transactions                        4
    Restricted and Illiquid Securities                                   5
    Temporary Investments                                                5
    Portfolio Turnover                                                   6
 Investment Limitations                                                  6
 Fixed Income Securities, Inc. Management                                8
    Fund Ownership                                                      11
    Directors Compensation                                              12
    Director Liability                                                  12
 Investment Advisory Services                                           13
    Adviser to the Fund                                                 13
    Advisory Fees                                                       13
 Brokerage Transactions                                                 13
 Other Services                                                         14
    Fund Administration                                                 14
    Custodian and Portfolio Recordkeeper                                14
    Transfer Agent                                                      14
    Independent Auditors                                                14
 Purchasing Shares                                                      14
 Distribution Plan and Shareholder Services Agreement                   14
    Purchases by Sales Representatives,
        Fund Directors, and Employees                                   14
 Determining Net Asset Value                                            15
    Determining Market Value of Securities                              15
 Redeeming Shares                                                       15
    Redemption in Kind                                                  15
 Tax Status                                                             16
    The Fund's Tax Status                                               16
    Shareholders' Tax Status                                            16
 Total Return                                                           16
 Yield                                                                  16
 Tax-Equivalent Yield                                                   17
    Tax Equivalency Table                                               17
 Performance Comparisons                                                18
    Economic and Market Information                                     18
 About Federated Investors                                              19
    Mutual Fund Market                                                  19
    Institutional Clients                                               19
    Bank Marketing                                                      19
    Broker/Dealers and Bank
        Broker/Dealer Subsidiaries                                      20
 Financial Statements                                                   20
 Appendix                                                               21


GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Fixed Income Securities, Inc. (the
"Corporation"). The Corporation was incorporated under the laws of the State of Maryland on October 15, 1991. Effective January 31, 1996, the fund changed its name to Federated Limited Term Municipal Fund and Fortress Shares are now referred to as Class F Shares.

Shares of the Fund are offered in two classes known as Class A Shares and Class F Shares (individually and collectively referred to as "Shares" as the context may require). On May 19, 1994, the Directors approved the reclassification of Investment Shares as Class A Shares. This Statement of Additional Information relates to both classes of the above mentioned Shares.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with minimum fluctuation in principal value. The Fund pursues this objective through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to four years or less. The investment objective and policy stated above cannot be changed without approval of shareholders. Unless indicated otherwise, the investment policies stated below may be changed by the Board of Directors ("Directors") without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective.

TYPES OF INVESTMENTS
The Fund pursues its investment objective by investing in a diversified portfolio primarily limited to municipal securities. As a matter of investment policy, which may not be changed without shareholder approval, under normal circumstances, the Fund will be invested so that at least 80% of the income from investments will be exempt from federal regular income tax or that at least 80% of its net assets are invested in obligations, the interest from which is exempt from federal regular income tax. The municipal securities in which the Fund invests are rated, at the time of purchase, Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service ("Fitch"). In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to investment grade bonds.

The following are examples of the types of municipal securities in which the Fund invests:

* general obligation bonds;

* municipal leases, installment purchase contracts, conditional sales contracts or participation certificates of any of the above, issued by state and municipal authorities where payment is provided by installment payments for equipment, buildings or other facilities acquired by the state or municipality;

* industrial development bonds;

* derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters");

* municipal notes and tax-exempt commercial paper;
* pre-refunded municipal securities whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations;

* auction rate and tender option securities; and

* zero coupon and capital appreciation bonds, which are issued at a discount from their face value and do not pay interest prior to maturity or a specified date.

The Fund may also engage in put and call options, futures contracts, and options on futures contracts for hedging purposes.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for the future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the Fund's investment adviser, under the authority delegated by the Directors, will base its determination on the following factors:

* whether the lease can be terminated by the lessee;

* the potential recovery, if any, from a sale of the leased property upon termination of the lease;

* the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);

* the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and

* any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

CAPITAL APPRECIATION BONDS

Zero coupon and capital appreciation securities carry the risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not pay current interest in cash, the Fund is nonetheless required to accrue income on such investments and may be required to distribute such amounts at least annually. Because no cash is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to satisfy the Fund's distribution obligations.

INSURANCE

The Fund may invest in "insured" municipal securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund.

The Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancellable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor (such as the Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

An insured municipal security acquired by the Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by S&P.

FUTURES AND OPTIONS TRANSACTIONS

The Fund may purchase and sell futures contracts and options on futures contracts on financial instruments. The Fund will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes. The Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission. For example, the Fund may enter into transactions in futures and related options on U.S. government securities or on the Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt securities.

FINANCIAL FUTURES CONTRACTS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Perfect correlation between the Fund's futures and options positions and portfolio positions may be difficult to achieve because no futures contracts based on individual municipal securities are currently available. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. government securities and a municipal bond index.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity or redemption date and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.

Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows. Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments.

Mathematically, duration is measured as follows:

Duration   =    PVCF(1)     PVCF2(2)     PVCF3(3)                   PVCFn(n)

                ------      +------      +------     +. . . . +     -------

                PVTCF       PVTCF        PVTCF                      PVTCF

where

PVCFt      =   the present value of the cash flow in period t discounted at the prevailing yield-to-maturity

t          =   the period when the cash flow is received

n          =   remaining number of periods until maturity

PVTCF      =   total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-
               maturity


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Directors to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities eligible for resale under Rule 144A to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:

* the frequency of trades and quotes for the security;
* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

* dealer undertakings to make a market in the security; and

* the nature of the security and the nature of the marketplace trades.

The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities not determined by the Directors to be liquid, including certain municipal leases and inverse floaters.

TEMPORARY INVESTMENTS

From time to time, during periods of other than normal market conditions, the Fund may invest in short-term temporary investments which may or may not be exempt from federal income tax. These temporary investments include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of domestic branches of U.S. banks; and repurchase agreements.

U.S. GOVERNMENT SECURITIES

The Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation to purchase the obligations of its agencies, authorities and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government and its agencies, authorities or instrumentalities are deemed to include: (i) securities for which the payment of principal and interest is based by a guaranty of the U.S. government or its agencies, authorities or instrumentalities, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended November 30, 1996 and 1995, the portfolio turnover rates were 49% and 47%, respectively.

INVESTMENT LIMITATIONS

BUYING ON MARGIN

The Fund will not purchase any securities on margin, other than in connection with the purchase and sale of financial futures, but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in municipal securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's total assets.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not generally invest 25% or more of the value of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." The Fund may invest more than 25% of the value of its total assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. In addition, for temporary defensive purposes, the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may not own securities of other investment companies except as permitted by action of the SEC or as part of a merger, consolidation, reorganization, or other acquisition, and except that, subject to the limitations of the Investment Company Act of 1940, the Fund may invest up to 10% of the value of its total assets in auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money or pledge securities during the coming fiscal year.

The Fund will not sell any securities short, other than in connection with the purchase and sale of financial futures, but may obtain such short-term credits as are necessary for clearance of transactions.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FIXED INCOME SECURITIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Fixed Income Securities, Inc., and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.

Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director of the
Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Richard B. Fisher*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President and Director

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

Edward L. Flaherty, Jr.@

Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

Gregor F. Meyer

Miller, Ament, Henny & Kochuba
205 Ross Street

Pittsburgh, PA

Birthdate: October 6, 1926

Director

Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932
Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Public Relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Directors handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Directors own less than 1% of the outstanding Class A Shares and Class F Shares.

As of January 2, 1997, the following shareholder of record owned 5% or more of the Class A Shares of the Fund: MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 1,342,335 shares (24.40%); Elaine D. Sammons, Dallas, TX, owned approximately 610.897 shares (11.10%); and Carter Jones Lumber Co., Kent, OH, owned approximately 429,526 shares (7.81%).

As of January 2, 1997, the following shareholders of record owned more than 5% of the outstanding Class F Shares of the Fund: MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 811,602 shares (29.26%); and Robert M. Rosencrans, Greenwhich, CT, owned approximately 150,014 shares (5.41%).

DIRECTORS COMPENSATION

 NAME,                          AGGREGATE                  TOTAL COMPENSATION PAID
 POSITION WITH              COMPENSATION FROM                  TO DIRECTORS FROM
 CORPORATION                  CORPORATION#*              CORPORATION AND FUND COMPLEX+
 John F. Donahue,                $ -0-                   $ -0- for the Corporation and
 Chairman and Director                                   56 investment companies
 Richard B. Fisher,              $-0-                    $ -0- for the Corporation and
 President and Director                                  6 investment companies
 Thomas G. Bigley,++             $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies
 John T. Conroy, Jr.,            $1,373                  $119,615 for the Corporation and
 Director                                                56 investment companies
 William J. Copeland,            $1,373                  $119,615 for the Corporation and
 Director                                                56 investment companies
 James E. Dowd,                  $1,373                  $119,615 for the Corporation and
 Director                                                56 investment companies
 Lawrence D. Ellis, M.D.,        $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies
 Edward L. Flaherty, Jr.,        $1,373                  $119,615 for the Corporation and
 Director                                                56 investment companies
 Peter E. Madden,                $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies
 Gregor F. Meyer,                $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies
 John E. Murray, Jr.,            $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies
 Wesley W. Posvar,               $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies
 Marjorie P. Smuts,              $1,248                  $108,725 for the Corporation and
 Director                                                56 investment companies


*# The aggregate compensation provided is for the Corporation which is comprised of 3 portfolios.

* Information is furnished for the fiscal year ended November 30, 1996.

+ The information provided is for the last calendar year end.

++ Mr. Bigley served on 39 investment companies in the Federated Funds
   Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.

DIRECTOR LIABILITY

The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended November 30, 1996, 1995 and 1994, the Adviser earned advisory fees of $381,182, $203,057 and $177,908, respectively, of which $381,182, $203,057 and $177,908, respectively, were voluntarily waived. In addition, for this same period the Adviser reimbursed the Fund $136,099, $310,300 and $241,409, respectively, of other operating expenses.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1996, 1995 and 1994, the Fund paid no brokerage commisions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Administrative Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Fund's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators." For the fiscal year ended November 30, 1996, 1995 and 1994 the Administrators earned $155,001, $155,000 and
$90,877, respectively.

CUSTODIAN AND PORTFOLIO RECORDKEEPER

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the respective prospectus under "Investing in Class A Shares" or "Investing in Class F Shares."

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; and (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended November 30, 1996, the Fund's Class A Shares and Class F Shares made payments in the amount of and $166,935 and $42,573, respectively, pursuant to the Plan, of which $0 and $42,573, respectively, were voluntarily waived. In addition, for the fiscal year ended November 30, 1996, the Fund's Class A Shares and Class F Shares paid shareholder services fees in the amount of $166,935 and $71,295, respectively, none of which were waived.

Purchases by Sales Representatives, Fund Directors, and Employees

Regarding Class A Shares, directors, employees, and sales representatives of the Fund, the Adviser, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.

These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's securities are determined as follows:

* as provided by an independent pricing service;

* for short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or unless the Directors determine this is not fair value; or

* at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:

* yield;

* quality;
* coupon rate;

* maturity;

* type of issue;

* trading characteristics; and

* other market data.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Class A Shares" or "Redeeming Class F Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Certain Class F Shares redeemed within one to four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a holder of Class F Shares. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the Class F Shares prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

REDEMPTION IN KIND

The Corporation is obligated to redeem shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.

Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

* derive less than 30% of its gross income from the sale of securities held less than three months;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. In addition, the Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Thus, should the Fund purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

TOTAL RETURN

The Fund's average annual totals return for Class A Shares for the fiscal year ended November 30, 1996, and for the period from September 1, 1993 (date of initial public offering) through November 30, 1996, were 2.30% and 3.39%, respectively. The average annual total returns for Class F Shares for the fiscal year ended November 30, 1996, and for the period from September 1, 1993 (date of initial public offering) through November 30, 1996, were 2.54% and 3.60%, respectively.

The average annual total return for the shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of the shares redeemed.

YIELD

The Fund's yields for Class A Shares and Class F Shares for the thirty-day period ended November 30, 1996, were 3.89% and 4.14%, respectively.

The yield of the Fund for each of Class A Shares and Class F Shares is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Class A Shares or Class F Shares over a thirty-day period by the maximum offering price per share of the applicable shares on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield of Class A Shares or Class F Shares does not necessarily reflect income actually earned by the applicable shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yields for Class A Shares and Class F Shares for the thirty-day period ended November 30, 1996, were 6.40% and 6.80%, respectively.

The tax-equivalent yield of the Fund for each of Class A Shares and Class F Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the applicable Shares would have to earn to equal their actual yield, assuming tax rates of 39.6%, and assuming that income is 100% tax-exempt.

TAX EQUIVALENCY TABLE

The Fund may also use a tax equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remain free from federal regular income tax,* and often is free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                         TAXABLE YIELD EQUIVALENT FOR 1997
                            MULTISTATE MUNICIPAL FUNDS
 FEDERAL INCOME TAX BRACKET:
             15.00%      28.00%        31.00%         36.00%        39.60%
 JOINT       $1-        $41,201-      $99,601-       $151,751-       OVER
 RETURN      41,200      99,600       151,750         271,050      $271,050
 SINGLE      $1-        $24,651-      $59,751-       $124,651-       OVER
 RETURN      24,650      59,750       124,650         271,050      $271,050

 Tax-Exempt
 Yield                            Taxable Yield Equivalent
 1.00%         1.18%       1.39%         1.45%           1.56%         1.66%
 1.50%         1.76%       2.08%         2.17%           2.34%         2.48%
 2.00%         2.35%       2.78%         2.90%           3.13%         3.31%
 2.50%         2.94%       3.47%         3.62%           3.91%         4.14%
 3.00%         3.53%       4.17%         4.35%           4.69%         4.97%
 3.50%         4.12%       4.86%         5.07%           5.47%         5.79%
 4.00%         4.71%       5.56%         5.80%           6.25%         6.62%
 4.50%         5.29%       6.25%         6.52%           7.03%         7.45%
 5.00%         5.88%       6.94%         7.25%           7.81%         8.28%
 5.50%         6.47%       7.64%         7.97%           8.59%         9.11%
 6.00%         7.06%       8.33%         8.70%           9.38%         9.93%
 6.50%         7.65%       9.03%         9.42%          10.16%        10.76%
 7.00%         8.24%       9.72%        10.14%          10.94%        11.59%
 7.50%         8.82%      10.42%        10.87%          11.72%        12.42%
 8.00%         9.41%      11.11%        11.59%          12.50%        13.25%


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

PERFORMANCE COMPARISONS

The performance of Class A Shares and Class F Shares depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in the Fund expenses; and

* various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "intermediate" or "short-intermediate municipal bond funds" categories in advertising and sales literature.

* Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

* Lehman Brothers Three-Year State General Obligation Bonds is an index comprised of all state general obligation debt issues with maturities between two and four years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic changes in the value of an investment in Class A Shares or Class F Shares based on monthly reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales charge or, in the case of Class F Shares, the contingent deferred sales charge.

* Charts and other illustrations that depict the hypothetical growth of a tax-free investment as compared to a taxable investment.

* Quotations from the Tax Foundation that illustrate the effect of taxes on income.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. Traders handle trillions of dollars in annual trading volume.

In the corporate bond sector, as of December 31, 1996, Federated Investors managed 12 money market funds and 17 bond funds with assets approximating $17.2 billion and $4.0 billion, respectively. Federated's corporate bond decision making -- based on intensive, diligent credit analysis -- is backed by over 21 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

In the government sector, as of December 31, 1996, Federated Investors managed 9 mortgage-backed, 5 government/agency and 17 government money market mutual funds, with assets approximating $6.3 billion, $1.7 billion and $23.6 billion, respectively. Federated trades approximately $309 million in U.S. government and mortgage-backed securities daily and places $17 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $30 billion in government funds within these maturity ranges.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended November 30, 1996, are incorporated herein by reference to the Annual Report of the Fund dated November 30, 1996 (File Nos. 33-43472 and 811-6447). A copy of this report may be obtained without charge by contacting the Fund.

*source: Investment Company Institute

APPENDIX

Standard and Poor's Ratings Group Municipal Bond Rating Definitions

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc. Municipal Bond Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Not rated by Moody's.

Fitch Investors Service, Inc. Long-Term Debt Ratings

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

NR -- Indicates that Fitch does not rate the specific issue.

Standard and Poor's Ratings Group Municipal Note Ratings

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc. Short-Term Loan Ratings

MIG1/VMIG1 -- This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch Investors Service, Inc. Short-Term Debt Ratings

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Standard and Poor's Ratings Group Commercial Paper Ratings

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Investors Service, Inc. Commercial Paper Ratings

P-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; Well established access to a range of financial markets and assured sources of alternative liquidity.

P-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc. Commercial Paper Ratings

FITCH-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


FEDERATED STRATEGIC INCOME FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)

CLASS A SHARES, CLASS B SHARES,
CLASS C SHARES

PROSPECTUS

The shares of Federated Strategic Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio in Fixed Income Securities, Inc. (the "Corporation"), an open-end, management investment company (mutual fund).

The investment objective of the Fund is to seek a high level of current income. The Fund invests in domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares, Class B Shares and Class C Shares of the Fund. Keep this prospectus for future reference.

THE FUND MAY INVEST PRIMARILY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares, Class C Shares and Class F Shares, dated January 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                                                1
 Financial Highlights                                                    4
 General Information                                                     7
 Investment Information                                                  7
  Investment Objective                                                   7
  Investment Policies                                                    7
  Investment Limitations                                                19
 Net Asset Value                                                        19
 Investing in the Fund                                                  20
 How to Purchase Shares                                                 21
  Investing in Class A Shares                                           21
  Investing in Class B Shares                                           23
  Investing in Class C Shares                                           24
  Special Purchase Features                                             25
 How to Redeem Shares                                                   27
  Special Redemption Features                                           28
  Contingent Deferred Sales Charge                                      28
  Account and Share Information                                         31
 Fixed Income Securities, Inc. Information                              32
  Management of the Corporation                                         32
  Administration of the Fund                                            35
 Shareholder Information                                                36
  Voting Rights                                                         36
 Tax Information                                                        36
  Federal Income Tax                                                    36
  State and Local Taxes                                                 37
 Performance Information                                                37
 Other Classes of Shares                                                38
 Appendix                                                               38
 Addresses                                               Inside Back Cover


                                 SUMMARY OF FUND EXPENSES
                                      CLASS A SHARES
                            SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                             4.50%
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                                      None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)(1)                                                          0.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                        None
 Exchange Fee                                                                                              None


                                ANNUAL OPERATING EXPENSES
                         (As a percentage of average net assets)

 Management Fee (after waiver)(2)                                                                          0.00%
 12b-1 Fee                                                                                                 None
 Total Other Expenses (after expense reimbursement)                                                        1.10%
   Shareholder Services Fee                                                                     0.25%
     Total Operating Expenses(3)                                                                           1.10%


(1) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1.00% for redemptions made within one year of purchase.

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.85%.

(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1997. The total operating expenses were 1.05% for the fiscal year ended November 30, 1996, and would have been 2.03% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                       1 YEAR    3 YEARS  5 YEARS   10 YEARS
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period; and
(3) payment of the maximum sales charge                       $56       $78      $103       $173


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          SUMMARY OF FUND EXPENSES

                                              CLASS B SHARES
                                    SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                              None
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                                       None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)(1)                                                           5.50%
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                         None
 Exchange Fee                                                                                               None


                                        ANNUAL OPERATING EXPENSES
                                   (As a percentage of average net assets)

 Management Fee (after waiver)(2)                                                                          0.00%
 12b-1 Fee                                                                                                 0.75%
 Total Other Expenses (after expense reimbursement)                                                        1.10%
   Shareholder Services Fee                                                                    0.25%
     Total Operating Expenses(3)(4)                                                                        1.85%


(1) The contingent deferred sales charge is 5.50% in the first year declining to 1.00% in the sixth year and 0.00% thereafter. (See "Contingent Deferred Sales Charge.")

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.85%.

(3) Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1997. The total operating expenses were 1.80% for the fiscal year ended November 30, 1996, and would have been 2.78% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class B Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class B Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period             $76       $102       $123      $196

You would pay the following expenses on the same
investment, assuming no redemption                        $19       $58        $100      $196


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  SUMMARY OF FUND EXPENSES

                                      CLASS C SHARES
                               SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                              None
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                                       None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)(1)                                                           1.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                         None
 Exchange Fee                                                                                               None


                                   ANNUAL OPERATING EXPENSES
                            (As a percentage of average net assets)

 Management Fee (after waiver)(2)                                                                           0.00%
 12b-1 Fee                                                                                                  0.75%
 Total Other Expenses (after expense reimbursement)                                                         1.10%
   Shareholder Services Fee                                                                    0.25%
     Total Operating Expenses(3)                                                                            1.85%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.85%.

(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1997. The total operating expenses were 1.80% for the fiscal year ended November 30, 1996, and would have been 2.78% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class C Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class C Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                               1 YEAR       3 YEARS     5 YEARS     10 YEARS
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return,
(2) redemption at the end of each time period         $29          $58         $100         $217

You would pay the following expenses on the same
investment, assuming no redemption                    $19          $58         $100         $217


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
FEDERATED STRATEGIC INCOME FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements and financial highlights for the year ended November
30, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                              YEAR ENDED NOVEMBER 30,
                                                                          1996        1995          1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.14        $ 9.54      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     0.91          0.82        0.45
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                      0.42          0.61       (0.45)
  Total from investment operations                                          1.33          1.43        0.00
 LESS DISTRIBUTIONS
  Distributions from net investment income                                 (0.89)        (0.83)      (0.45)
  Distributions in excess of net investment income(b)                      (0.03)          --        (0.01)
  Distributions from net realized gain on investments                      (0.08)          --          --
  Total distributions                                                      (1.00)        (0.83)      (0.46)
 NET ASSET VALUE, END OF PERIOD                                           $10.47        $10.14      $ 9.54
 TOTAL RETURN(C)                                                           13.89%        15.64%       0.05%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                  1.05%         0.25%       0.25%*
  Net investment income                                                     8.54%         8.68%       8.38%*
  Expense waiver/reimbursement(d)                                           0.98%         5.69%(e)    8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                $28,021        $5,089      $2,366
  Portfolio turnover                                                          47%          158%         34%


* Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
FEDERATED STRATEGIC INCOME FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements and financial highlights for the year ended November
30, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                          1996        1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                    $10.14       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                    0.83         0.25
  Net realized and unrealized gain (loss) on investments and foreign currency              0.42         0.13
  Total from investment operations                                                         1.25         0.38
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                (0.83)       (0.24)
  Distributions in excess of net investment income(b)                                     (0.01)         --
  Distributions from net realized gain on investments                                     (0.08)         --
  Total distributions                                                                     (0.92)       (0.24)
 NET ASSET VALUE, END OF PERIOD                                                          $10.47       $10.14
 TOTAL RETURN(C)                                                                          13.03%        5.13%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                 1.80%        1.00%*
  Net investment income                                                                    7.80%        7.95%*
  Expense waiver/reimbursement(d)                                                          0.98%        5.69%*(e)
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                              $120,020       $5,193
  Portfolio turnover                                                                         47%         158%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS -- CLASS C SHARES
FEDERATED STRATEGIC INCOME FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements and financial highlights for the year ended November
30, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                YEAR ENDED NOVEMBER 30,
                                                                          1996         1995        1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.14      $ 9.54        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                    0.82        0.74          0.40
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     0.43        0.61         (0.44)
  Total from investment operations                                         1.25        1.35         (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                (0.80)      (0.75)        (0.40)
  Distributions in excess of net investment income(b)                     (0.04)        --          (0.02)
  Distributions from net realized gain on investments                     (0.08)        --            --
  Total distributions                                                     (0.92)      (0.75)        (0.42)
 NET ASSET VALUE, END OF PERIOD                                          $10.47      $10.14        $ 9.54
 TOTAL RETURN(C)                                                          13.05%      14.79%        (0.41%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                 1.80%       1.00%         1.00%*
  Net investment income                                                    7.70%       7.93%         7.99%*
  Expense waiver/reimbursement(d)                                          0.98%       5.69%(e)      8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                               $10,481      $2,323        $1,190
  Portfolio turnover                                                         47%        158%           34%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 29, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.

GENERAL INFORMATION

The Corporation was established under the laws of the State of Maryland on October 15, 1991. The Corporation's address is Liberty Center, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Articles of Incorporation permit the Corporation to offer separate series of shares representing interests in separate portfolios of securities. As of the date of this prospectus, the Directors have established three separate portfolios: Federated Strategic Income Fund, Federated Limited Term Fund and Federated Limited Term Municipal Fund. With respect to the Fund, the Directors have established four classes of shares, known as Class A Shares, Class B Shares, Class C Shares, and Class F Shares. This prospectus relates only to the Class A Shares, Class B Shares, and Class C Shares of the Fund (individually and collectively as the context requires, "Shares").

Shares of the Fund are designed for investors seeking high current income through a professionally managed, diversified portfolio investing primarily in domestic and corporate debt obligations, U.S. government securities and foreign government and corporate debt obligations. For information on how to purchase the shares offered by this prospectus, please refer to "How to Purchase Shares." The minimum initial investment for Class A Shares is $500. The minimum initial investment for Class B Shares and Class C Shares is $1500. However, the minimum initial investment for a retirement account in any class is $50. Subsequent investments in any class must be in amounts of at least $100, except for retirement plans which must be in amounts of at least $50.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current income.

The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment object, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations. Under normal circumstances, the Fund's assets will be invested in each of these three sectors, with no more than 50% invested in any one sector. However, the Fund may from time to time invest up to 100% of its total assets in any one sector, if, in the judgment of the investment adviser, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Accordingly, the Fund's investments should be considered speculative. Distributable income will fluctuate as the Fund shifts assets among the three sectors.

There will be no limit to the weighted average maturity of the portfolio. It will generally be of longer duration. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

Unless indicated otherwise, the Fund's investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations. The Fund may also invest in debt securities issued by domestic and foreign utilities, as well as money market instruments and other temporary investments.

The securities in which the Fund invests principally are:

* securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

* domestic corporate debt obligations, some of which may include equity features; and

* debt obligations issued by foreign governments and corporations.

The allocation of investments across these three principal types of securities at any given time is based upon the adviser's estimate of expected performance and risk of each type of investment. In order to benefit from the typical low correlation of these three types of securities, the Fund will typically invest a portion of its assets in each category. However, from time to time, the adviser may change the allocation based upon its evaluation of the marketplace.

The Fund may invest in debt securities of any maturity. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

U.S. GOVERNMENT SECURITIES

The U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund invests principally are:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities, because it is not obli-gated to do so.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage-backed securities in which the Fund may invest may be issued by an agency of the U.S. government, typically, GNMA, FNMA or FHLMC.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS
PASS-THROUGH SECURITIES

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral being called "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a real estate mortgage investment conduit, which has special tax attributes.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating rate of interest and has a stated maturity or final distribution date. Principal prepayment on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of the respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

CMOs that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate classes of a CMO and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of a CMO will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which the Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

Some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, these securities may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which the securities were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only securities and a reduction in the amount of payment made to holders of interest-only securities. It is possible that the Fund might not recover its original investment in interest-only securities if there are substantial prepayments on the underlying mortgages. Therefore, interest-only securities generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only securities to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

CORPORATE BONDS AND OTHER FIXED INCOME OBLIGATIONS

The Fund may invest in both investment grade and non-investment grade (lower-rated) bonds (which may be denominated in U.S. dollars or in non-U.S. currencies) and other fixed-income obligations issued by domestic and foreign corporations and other private issuers. There are no minimum rating requirements for these investments by the Fund. The Fund's investments may include U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. From time to time, the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch")) corporate debt obligations, which are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix to this Prospectus. Certain fixed-income obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed-income securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its fixed-income component.

FLOATING RATE CORPORATE DEBT OBLIGATIONS

The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly, every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE CORPORATE DEBT OBLIGATIONS
The Fund will also invest in fixed rate securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PARTICIPATION INTERESTS

The Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's or Fitch. A description of the rating categories is contained in the Appendix to this Prospectus.

PREFERRED STOCKS

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

NON-GOVERNMENT
MORTGAGE-BACKED SECURITIES

Non-government mortgage-backed securities in which the Fund may invest include:

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to CMOs and mortgage pass-through securities, which are described above. However, non-mortgage related asset-backed securities present certain risks that are not presented by mortgage securities, primarily because these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables, for example, are generally unsecured, while the trustee of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES

The Fund may invest in zero coupon, pay-in-kind and delayed interest securities issued by corporations. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Pay-in-kind securities pay interest through the issuance to holders of additional securities and delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

SPECIAL RISKS OF LOWER-RATED DEBT SECURITIES

From time to time, the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch) corporate debt obligations, which are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix to this Prospectus. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. (For example, securities rated in the lowest category have been unable to satisfy their obligations under the bond indenture.) These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. The Fund's investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers. Purchasers should carefully assess the risks associated with an investment in the Fund.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

                          AS A PERCENTAGE OF
                             TOTAL MARKET
                          VALUE OF SECURITY
                            HOLDINGS AS OF
 CREDIT RATING            NOVEMBER 30, 1996
     BB                          15%
     B                           25%
     CCC                          1%
                                 41%


CORPORATE EQUITY SECURITIES

The Fund may also invest in equity securities, including common stocks, warrants and rights issued by corporations in any industry (industrial, financial, or utility) which may be denominated in U.S. dollars or foreign currencies.

WARRANTS AND RIGHTS

The Fund may invest up to 5% of its total assets in warrants and rights, including but not limited to warrants or rights (i) acquired as part of a unit or attached to other securities purchased by the Fund or (ii) acquired as part of a distribution from the issuer.

FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. The Fund has no other restriction on the amount of its assets that may be invested in foreign securities and may purchase securities issued in any country, developed or undeveloped. There are no minimum rating requirements for the foreign securities in which the Fund invests.

The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

RISKS OF FOREIGN SECURITIES

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respect as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally high foreign brokerage commissions; and unreliable mail service between countries.

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

The risks noted above often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these and other countries in which a fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases, the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in emerging or developing countries, the Fund's adviser does not believe that any current repatriation restrictions would affect its decision to invest in such countries.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than six months. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (the "trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in debt obligations maturing in one year or less during times of unusual market conditions for defensive purposes and to maintain liquidity in anticipation of favorable investment opportunities.

The Fund's temporary investments may include:

* obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

* time deposits (including savings deposits and certificates of deposit) and bankers acceptances in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100 million in capital;

* domestic and foreign issues of commercial paper or other corporate debt obligations;

* obligations of the types listed above, but not satisfying the standards set forth above, if they are (a) subject to repurchase agreements or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least Baa by Moody's or BBB by Standard & Poor's or Fitch; and

* other short-term investments of a type which the Adviser determines presents minimal credit risks and which are of "high quality" as determined by a nationally recognized statistical rating organization, or, in the case of an instrument that is not rated, of comparable quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer, OTC options, which may not be continuously liquid, are available for a greater variety of assets, and a wider range of expiration dates and exercise prices, than are exchange traded options.

FINANCIAL FUTURES AND OPTIONS ON FINANCIAL FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as a purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS OF FINANCIAL FUTURES AND OPTIONS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting securities of any such investment company, invest more than 5% of its total assets in any one investment company or 10% of its total assets in investment companies in general unless permitted to do so by action of the SEC. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of Fund assets.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time-deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PORTFOLIO TURNOVER

The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Because the Fund will actively use trading to benefit from short-term yield disparities among different issues of fixed-income securities or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that its annual turnover rate generally will not exceed 200% (excluding turnover of securities having a maturity of one year or less).

Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities, and results in the acceleration of realization of capital gains or losses for tax purposes. To the extent that increased portfolio turnover results in sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any of its assets, except portfolio securities up to one-third of the value of its total assets; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these investment limitations becomes effective.

The Fund will not:

* invest more than 10% of the value of its total assets in securities subject to restrictions resale under the Securities Act of 1933 except for certain restricted securities that meet criteria for liquidity as established by the Directors; or

* invest more than 15% of the value of its net assets in securities that are not readily marketable or that are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. The net asset value for shares is determined by adding the interest of each class of shares in the market value of all securities and other assets of the Fund, subtracting the interest of each class of shares in the liabilities of the Fund and those attributable to each class of shares, and dividing the remainder by the total number of each class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value of each class of shares of the Fund is determined as of the close of trading, (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INVESTING IN THE FUND

This prospectus offers investors three classes of Shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

CLASS A SHARES

An investor who purchases Class A Shares pays a maximum sales charge of 4.50% at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies.") Certain purchases of Class A Shares qualify for reduced sales charges. See "Reducing the Sales Charge -- Class A Shares." Class A Shares have no conversion feature.

CLASS B SHARES

Class B Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5.50% if redeemed within six full years following purchase. Class B Shares also bear a higher 12b-1 fee than Class A Shares. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or around the fifteenth of the month eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fee.

CLASS C SHARES

Class C Shares are sold without an initial sales charge, but are subject to a 1.00% contingent deferred sales charge on assets redeemed within the first 12 months following purchase. Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fee. Class C Shares have no conversion feature.

HOW TO PURCHASE SHARES
Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $500 for Class A Shares and $1,500 for Class B Shares and Class C Shares. Additional investments can be made for as little as $100. The minimum initial and subsequent investment for retirement plans is only $50. (Financial institutions may impose different minimum investment requirements on their customers.)

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

INVESTING IN CLASS A SHARES

Class A Shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                        SALES           SALES          DEALER
                       CHARGE           CHARGE       CONCESSION
                        AS A             AS A          AS A
                      PERCENTAGE       PERCENTAGE     PERCENTAGE
                       OF PUBLIC        OF NET        OF PUBLIC
 AMOUNT OF             OFFERING         AMOUNT        OFFERING
 TRANSACTION            PRICE          INVESTED        PRICE
 Less than
 $100,000               4.50%           4.71%           4.00%
 $100,000 but less
 than $250,000          3.75%           3.90%           3.25%
 $250,000 but less
 than $500,000          2.50%           2.56%           2.25%
 $500,000 but less
 than $1 million        2.00%           2.04%           1.80%
 $1 million or
 greater                0.00%           0.00%           0.25%*


 * See sub-section entitled "Dealer Concession."

No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive a reallowance of a sales charge. However, investors who purchase Class A Shares through a trust department, investment adviser, or other financial intermediary may be charged a service or other fee by the financial intermediary. Additionally, no sales charge is imposed on shareholders designated as Liberty Life Members or on Class A Shares purchased through "wrap accounts" or similar programs under which clients pay a fee for services.

DEALER CONCESSION

For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor, may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of shares outstanding at each month end.

The sales charge for shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

REDUCING OR ELIMINATING THE SALES CHARGE

The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

* quantity discounts and accumulated purchases;

* concurrent purchases;

* signing a 13-month letter of intent;

* using the reinvestment privilege; or

* purchases with proceeds from redemptions of unaffiliated investment company shares.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

As shown in the table above, larger purchases reduce the sales charge paid. The Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in one of the Class A Shares in the Federated Funds with a sales charge, and $70,000 in this Fund, the sales charge would be reduced.

To receive this sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT

If a shareholder intends to purchase at least $100,000 of shares in the funds in the Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any fund in Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE

If Class A Shares in the Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in the Fund, there may be tax consequences.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF
UNAFFILIATED INVESTMENT COMPANIES

Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or redeemed with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50% for shares purchased under this program. If shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering, as described above.

INVESTING IN CLASS B SHARES

Class B Shares are sold at their net asset value next determined after an order is received. While Class B Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge -- Class B Shares," a contingent deferred sales charge may be applied by the distributor at the time Class B Shares are redeemed.

CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or around the fifteenth of the month eight full years after the purchase date, except as noted below, and will no longer be subject to a distribution services fee (see "Distribution of Shares"). Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. Class B Shares acquired by exchange from Class B Shares of another fund in the Federated Funds will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Orders for $250,000 or more of Class B Shares will automatically be invested in Class A Shares.

INVESTING IN CLASS C SHARES

Class C Shares are sold at net asset value next determined after an order is received. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. For a complete description of this charge see "Contingent Deferred Sales Charge -- Class C Shares."

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

PURCHASING SHARES BY WIRE

Once an account has been established, shares may be purchased by wire by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attn; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number -- this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Once an account has been established, shares may be purchased by mailing a check made payable to the name of the Fund (designate class of shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their financial institution or the Fund to participate in this program.

RETIREMENT PLANS

Fund Shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Fund and consult a tax adviser.

EXCHANGE PRIVILEGE

CLASS A SHARES

Class A shareholders may exchange all or some of their shares for Class A Shares of other Federated Funds at net asset value. Neither the Fund nor any of the Federated Funds imposes any additional fees on exchanges.
Shareholders in certain other Federated Funds may exchange all or some of their shares for Class A Shares.

CLASS B SHARES

Class B shareholders may exchange all or some of their shares for Class B Shares of other Federated Funds. (Not all Federated Funds currently offer Class B Shares. Contact your financial institution regarding the availability of other Class B Shares in the Federated Funds). Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares in other Federated Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period.

CLASS C SHARES

Class C shareholders may exchange all or some of their shares for Class C Shares in other Federated Funds at net asset value without a contingent deferred sales charge. (Not all funds in Federated Funds currently offer Class C Shares. Contact your financial institution regarding the availability of other Class C Shares in the Federated Funds.) Participants in a retirement plan under the Program may exchange some or all of their shares for Class C Shares of other funds offered under their plan at net asset value without a contingent deferred sales charge. To the extent that a shareholder exchanges shares for Class C Shares in other Federated Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your shares may be exchanged free of charge.

Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any Federated Fund, as long as they maintain a $500 balance in one of the Federated Funds.

REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

MAKING AN EXCHANGE

Instructions for exchanges for the Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Shareholder Services Company, 1099 Hingham Street, Rockland, Massachusetts 02370-3317.

TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into a Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH YOUR FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund, provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail," should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, Fund Name, Fund Class, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $500 for Class A Shares and $1,500 for Class B Shares and Class C Shares, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B and C Shares.

CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

CLASS A SHARES

Class A Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50 of 1.00% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

CLASS B SHARES

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in accordance with the following schedule:

                                  CONTINGENT
 YEAR OF REDEMPTION                DEFERRED
  AFTER PURCHASE                  SALES CHARGE
 First                               5.50%
 Second                              4.75%
 Third                               4%
 Fourth                              3%
 Fifth                               2%
 Sixth                               1%
 Seventh and thereafter              0%


CLASS C SHARES

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for shares of other funds in the Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701U2; (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements; and (4) qualifying redemptions of Class B Shares under a Systematic Withdrawal Program. To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account: that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has a value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. For more information regarding the elimination of the contingent deferred sales charge through a Systematic Withdrawal Program contact your financial intermediary or the Fund. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, and their immediate family members; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Fund reserves the right to discontinue or modify the elimination of the contingent deferred sales charge. Shareholders will be notified of a discontinuation. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that the shareholder is entitled to such elimination.

ACCOUNT AND SHARE INFORMATION

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If shares are redeemed or exchanged prior to the record date or purchased after the record date, those shares are not entitled to that month's dividend.

CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the Class A Share required minimum value of $500 or the required minimum value of $1,500 for Class B Shares and Class C Shares. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

FIXED INCOME SECURITIES, INC. INFORMATION

MANAGEMENT OF THE CORPORATION

BOARD OF DIRECTORS
The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. An Executive Committee of the Directors handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets. Gross income includes, in general, discounts earned on U.S. Treasury bills and agency discount notes, interest earned on all interest-bearing obligations, and dividend income recorded on the ex-dividend date but does not include capital gains or losses or reduction for expenses. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Funds for certain operating expenses. The Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion.

Under the terms of the sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser. For its services under the sub-advisory agreement, Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which Federated Global Research Corp. manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and sub-adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.
The Adviser, Federated Global Research Corp., and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

PORTFOLIO MANAGERS' BACKGROUNDS

Joseph M. Balestrino is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since July 1, 1996. In allocating the Fund's assets, Mr. Balestrino evaluates the market environment and economic outlook in each of the Fund's three major sectors. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

The portfolio managers for each of the individual asset categories are as follows:

Mark E. Durbiano is the co-portfolio manager for the domestic corporate debt category. He has served in this capacity since the fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. He served as a Vice President of the adviser since 1988. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Kathleen M. Foody-Malus is the portfolio manager for the U.S. government securities category. Ms. Foody-Malus has served in this capacity since March 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins and Robert M. Kowit are the co-portfolio managers for the foreign government/foreign corporate debt categories.

Henry A. Frantzen has served in this capacity since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of Federated Global Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.

Drew J. Collins has served in this capacity since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of Federated Global Research Corp. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of the University of Pennsylvania.

Robert M. Kowit has served in this capacity since November 1995. Mr. Kowit joined Federated Investors in 1995 as a Vice President of Federated Global Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Micheal W. Casey, Ph.D. has been the Fund's/Trust's portfolio manager since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

The distributor may offer to pay financial institutions an amount up to 1% of the net asset value of Class C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

The distributor will pay dealers an amount equal to 5.50% of the net asset value of Class B Shares purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these payments. The distributor may pay a portion of the distribution fee discussed below to financial institutions that waive all or any portion of the advance payments.

DISTRIBUTION PLAN (CLASS B SHARES AND CLASS C SHARES ONLY)
AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Class B Shares and Class C Shares in an amount computed at an annual rate of .75% of the average daily net assets of each class of Shares. For Class C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. With respect to Class B Shares, because distribution fees to be paid by the Fund to the distributor may not exceed an annual rate of .75% of each class of shares' average daily net assets, it will take the distributor a number of years to recoup the expenses it has incurred for its sales services and distribution-related support services pursuant to the Plan.

The Plan is a compensation type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Shares under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of Class A Shares, Class B Shares, and Class C Shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp. will pay financial institutions, at the time of purchase of Class A Shares, an amount equal to .50% of the net asset value of Class A Shares purchased by their clients or customers under certain qualified retirement plans as approved by Federated Securities Corp. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase.)

Furthermore, with respect to Class A Shares, Class B Shares, and Class C Shares, in addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.
ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, as specified below:

    MAXIMUM
 ADMINISTRATIVE             AVERAGE AGGREGATE
     FEE                     DAILY NET ASSETS
    .15%                   on the first $250 million
    .125%                   on the next $250 million
    .10%                   on the next $250 million
    .075%              on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed so long as such qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

Distributions from the Fund are based on estimates of book income for the year. Tax basis income includes gains or losses attributable to currency fluctuation, whereas book income generally consists solely of the coupon income generated by the portfolio. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations can not be anticipated, a portion of distributions to Shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

STATE AND LOCAL TAXES

Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for each class of shares including Class F Shares.

Total return represents the change, over a specific period of time, in the value of an investment in each class of shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of shares over a thirty-day period by the maximum offering price per share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each class of shares, and therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of non-recurring charges, such as the maximum sales charge or contingent deferred sales charges, which, if excluded, would increase the total return and yield.

Total return and yield will be calculated separately for Class A Shares, Class B Shares, Class C Shares and Class F Shares.

From time to time, advertisements for Class A Shares, Class B Shares, Class C Shares, and Class F Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, Class C Shares, and Class F Shares to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class F Shares. Class F Shares are sold primarily to customers of financial institutions subject to a front-end sales charge, a contingent deferred sales charge and a minimum initial investment of $1,500, unless the investment is in a retirement account in which the minimum investment is $50.

Class A Shares, Class B Shares, Class C Shares and Class F Shares are subject to certain of the same expenses; however, the front-end sales charge for Class F Shares is lower than that for Class A Shares. The amount of dividends payable to Class A and Class F Shares will generally exceed that of Class B and Class C Shares by the difference between class expenses and distribution and shareholder service expenses borne by shares of each respective class.

Class F Shares are distributed under a 12b-1 Plan and are also subject to a shareholder services fee.

Expense differences, however, between Class A Shares, Class B Shares, Class C Shares, and Class F Shares may affect the performance of each class.

To obtain more information and a prospectus for Class F Shares, investors may call 1-800-341-7400 or contact their financial institution.

APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR -- Not rated by Moody's.

FITCH INVESTORS SERVICE, INC.
LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment or interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

NR -- Indicates that Fitch does not rate the specific issue.

ADDRESSES

Federated Strategic Income Fund
Class A Shares
Class B Shares
Class C Shares
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

SUB-ADVISER

Federated Global Research Corp.
175 Water Street
New York, New York 10038-4965

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, Pennsylvania 15222-5401

FEDERATED STRATEGIC
INCOME FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS A SHARES, CLASS B SHARES,
CLASS C SHARES

PROSPECTUS

A Diversified Management
Investment Company

January 31, 1997

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 338319700
Cusip 338319866
Cusip 338319809
G01288-01-ABC (1/97)





Federated Strategic Income Fund

(A Portfolio of Fixed Income Securities, Inc.)
Class F Shares

Prospectus

The Class F Shares offered by this prospectus represent interests in Strategic Income Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to seek a high level of current income. The Fund invests in domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations.

The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in Class F Shares. Keep this prospectus for future reference.

The Fund may invest primarily in lower-rated bonds, commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest than investments in higher rated securities. Purchasers should carefully assess the risks associated with an investment in the Fund.

The Fund has filed a Statement of Additional Information for Class F Shares dated January 31, 1997 with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1997

                             TABLE OF CONTENTS

 Summary of Fund Expenses                                            1
 Financial Highlights -- Class F Shares                              2
 General Information                                                 3
 Investment Information                                              3
  Investment Objective                                               3
  Investment Policies                                                3
  Investment Limitations                                            15
 Net Asset Value                                                    16
 Investing in Class F Shares                                        16
  Share Purchases                                                   16
  Minimum Investment Required                                       17
  What Shares Cost                                                  17
  Eliminating the Sales Charge                                      18
  Systematic Investment Program                                     19
  Exchange Privilege                                                19
  Certificates and Confirmations                                    20
  Dividends                                                         20
  Capital Gains                                                     20
  Retirement Plans                                                  20
 Redeeming Class F Shares                                           21
  Through a Financial Institution                                   21
  Directly From the Fund                                            21
  Contingent Deferred Sales Charge                                  22
  Systematic Withdrawal Program                                     23
  Accounts with Low Balances                                        23
 Fixed Income Securities, Inc. Information                          24
  Management of the Corporation                                     24
  Portfolio Managers' Backgrounds                                   25
  Distribution of Class F Shares                                    26
  Administration of the Fund                                        27
 Shareholder Information                                            27
  Voting Rights                                                     27
 Tax Information                                                    28
  Federal Income Tax                                                28
  State and Local Taxes                                             28
 Performance Information                                            28
 Other Classes of Shares                                            29
 Appendix                                                           30
 Addresses                                           Inside Back Cover


                          SUMMARY OF FUND EXPENSES

                               Class F Shares
                      Shareholder Transaction Expenses

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                1.00%
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                          None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)(1)                                             1.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable)                            None
 Exchange Fee                                                                                  None

                          Annual Operating Expenses
                  (As a percentage of average net assets)
 Management Fee (after waiver)(2)                                                             0.00%
 12b-1 Fee (after waiver)(3)                                                                  0.00%
 Total Other Expenses (after expense reimbursement)                                           1.10%
  Shareholder Services Fee                                                         0.25%
   Total Operating Expenses(4)                                                                1.10%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.85%.

(3) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.50%.

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1997. The total operating expenses were 1.07% for the fiscal year ended November 30, 1996, and would have been 2.53% absent the voluntary waiver of the management fee and a portion of the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Class F Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class F Shares" and "Fixed Income Securities, Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.


EXAMPLE                                              1 year   3 years   5 years   10 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period, and
(3) payment of the maximum sales charge               $31       $56       $70       $143

You would pay the following expenses on the same
investment, assuming no redemption                    $21       $45       $70       $143


The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                   FINANCIAL HIGHLIGHTS -- CLASS F SHARES

                      FEDERATED STRATEGIC INCOME FUND

(For a share outstanding throughout each period)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1997, on the Fund's financial statements for the year ended November 30, 1996, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                 Year Ended November 30,
                                                                           1996          1995           1994(a)
 Net asset value, beginning of period                                     $10.14        $ 9.54          $10.00
 Income from investment operations
  Net investment income                                                     0.95          0.77            0.41
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                      0.37          0.61           (0.44)
  Total from investment operations                                          1.32          1.38           (0.03)
 Less distributions
  Distributions from net investment income                                 (0.91)        (0.78)          (0.41)
  Distributions in excess of net investment income(b)                        --            --            (0.02)
  Distributions from net realized gain on investments                      (0.08)          --              --
  Total distributions                                                      (0.99)        (0.78)          (0.43)
 Net asset value, end of period                                           $10.47        $10.14          $ 9.54
 Total return(c)                                                           13.83%        15.07%          (0.19%)
 Ratios to average net assets
  Expenses                                                                  1.07%         0.75%           0.75%*
  Net investment income                                                     8.48%         8.19%           8.34%*
  Expense waiver/reimbursement(d)                                           1.46%         5.69%(e)        8.87%*
 Supplemental data
  Net assets, end of period (000 omitted)                                $17,367        $3,691          $2,326
  Portfolio turnover                                                          47%          158%             34%


* Computed on an annualized basis.

(a) Reflects operations for the period from May 9, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report, dated November 30, 1996, which can be obtained free of charge.

                            GENERAL INFORMATION

The Corporation was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Directors have established three separate portfolios:
Federated Strategic Income Fund, Federated Limited Term Fund and Federated Limited Term Municipal Fund. With respect to the Fund, the Board of Directors (the "Directors") have established four classes of shares known as Class F Shares, Class A Shares, Class B Shares, and Class C Shares. This Prospectus relates only to the Class F Shares class of the Fund (the "Shares").

The Fund is designed for investors seeking high current income through a professionally managed, diversified portfolio investing primarily in domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations. A minimum initial investment of $1,500 over a 90-day period is required, unless the investment is in a retirement account in which case the minimum investment is $50.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

                           INVESTMENT INFORMATION

Investment Objective

The investment objective of the Fund is to seek a high level of current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Investment Policies

The Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations. Under normal circumstances, the Fund's assets will be invested in each of these three sectors, with no more than 50% invested in any one sector. However, the Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the investment adviser, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Accordingly, the Fund's investments should be considered speculative. Distributable income will fluctuate as the Fund shifts assets among the three sectors.

There will be no limit to the weighted average maturity of the portfolio. It will generally be of longer duration. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

Unless indicated otherwise, the Fund's investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

                           ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations. The Fund also may invest in debt securities issued by domestic and foreign utilities, as well as money market instruments and other temporary investments.

The securities in which the Fund invests principally are:
* securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

* domestic corporate debt obligations, some of which may include equity features; and

* debt obligations issued by foreign governments and corporations.

The allocation of investments across these three principal types of securities at any given time is based upon the adviser's estimate of expected performance and risk of each type of investment. In order to benefit from the typical low correlation of these three types of securities, the Fund will typically invest a portion of its assets in each category. However, from time to time, the adviser may change the allocation based upon its evaluation of the marketplace.

The Fund may invest in debt securities of any maturity. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

                         U.S. GOVERNMENT SECURITIES

The U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund invests principally are:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities, because it is not obligated to do so.

                         MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage-backed securities in which the Fund may invest may be issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC.

                          COLLATERALIZED MORTGAGE
                         OBLIGATIONS AND MULTICLASS
                          PASS-THROUGH SECURITIES

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral being called "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a real estate mortgage investment conduit, which has certain special tax attributes.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating rate of interest and has a stated maturity or final distribution date. Principal prepayment on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

CMOs that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate classes of a CMO and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of a CMO will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

            REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which the Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

                             CHARACTERISTICS OF
                         MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

Some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, these securities may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which the securities were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only securities and a reduction in the amount of payments made to holders of interest-only securities. It is possible that the Fund might not recover its original investment in interest-only securities if there are substantial prepayments on the underlying mortgages. Therefore, interest-only securities generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only securities to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

             CORPORATE BONDS AND OTHER FIXED INCOME OBLIGATIONS

The Fund may invest in both investment grade and non-investment grade (lower-rated) bonds (which may be denominated in U.S. dollars or non-U.S. currencies) and other fixed-income obligations issued by domestic and foreign corporations and other private issuers. There are no minimum rating requirements for these investments by the Fund. The Fund's investments may include U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. From time to time, the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch")) corporate debt obligations, which are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix to this Prospectus. Certain fixed-income obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed-income securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its fixed-income component.

                        FLOATING RATE CORPORATE DEBT
                                OBLIGATIONS

The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

                         FIXED RATE CORPORATE DEBT
                                OBLIGATIONS

The Fund will also invest in fixed rate securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

                          PARTICIPATION INTERESTS

The Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's or Fitch. A description of the rating categories is contained in the Appendix to this Prospectus.

                              PREFERRED STOCKS

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

                           CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

                 NON-GOVERNMENT MORTGAGE-BACKED SECURITIES

Non-government mortgage-backed securities in which the Fund may invest include:

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

                          ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to CMOs and mortgage pass-through securities, which are described above. However, non-mortgage related asset-backed securities present certain risks that are not presented by mortgage securities, primarily because these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables, for example, are generally unsecured, while the trustee of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

          ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES

The Fund may invest in zero coupon, pay-in-kind and delayed interest securities issued by corporations. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Pay-in-kind securities pay interest through the issuance to holders of additional securities and delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

                        SPECIAL RISKS OF LOWER-RATED
                              DEBT SECURITIES

From time to time, the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch) corporate debt obligations, which are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix to this Prospectus. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. (For example, securities rated in the lowest category have been unable to satisfy their obligations under the bond indenture.) These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. The Fund's investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers. Purchasers should carefully assess the risks associated with an investment in the Fund.
Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.


                              As a Percentage of
                                 Total Market
                              Value of Security
                                Holdings as of
 Credit Rating                November 30, 1996
      BB                             15%
      B                              25%
      CCC                             1%
                                     41%


                        CORPORATE EQUITY SECURITIES

The Fund may also invest in equity securities, including common stocks, warrants and rights issued by corporations in any industry (industrial, financial, or utility) which may be denominated in U.S. dollars or in foreign currencies.

                            WARRANTS AND RIGHTS

The Fund may invest up to 5% of its total assets in warrants and rights, including but not limited to warrants or rights (i) acquired as part of a unit or attached to other securities purchased by the Fund or (ii) acquired as part of a distribution from the issuer.

                             FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. The Fund has no other restriction on the amount of its assets that may be invested in foreign securities and may purchase securities issued in any country, developed or undeveloped. There are no minimum rating requirements for the foreign securities in which the Fund invests.

The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

                        RISKS OF FOREIGN SECURITIES

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in the currency will decrease.

The risks noted above often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these and other countries in which a fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in emerging or developing countries, the Fund's adviser does not believe that any current repatriation restrictions would affect its decision to invest in such countries.

                       FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than six months. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (the "trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

                           TEMPORARY INVESTMENTS

The Fund may invest temporarily in debt obligations maturing in one year or less during times of unusual market conditions for defensive purposes and to maintain liquidity in anticipation of favorable investment opportunities. The Fund's temporary investments may include:

* obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

* time deposits (including savings deposits and certificates of deposit) and bankers acceptances in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered;

* by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100 million in capital;

* domestic and foreign issues of commercial paper or other corporate debt obligations;

* obligations of the types listed above, but not satisfying the standards set forth above, if they are (a) subject to repurchase agreements or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least Baa by Moody's or BBB by Standard & Poor's or Fitch; and

* other short-term investments of a type which the adviser determines presents minimal credit risks and which are of "high quality" as determined by a nationally recognized statistical rating organization, or, in the case of an instrument that is not rated, of comparable quality in the judgment of the adviser.

                           REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                                  OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the fund may experience material losses. However, in writing options the premium is paid in advance by the dealer, OTC options, which may not be continuously liquid, are available for a greater variety of assets, and a wider range of expiration dates and exercise prices, than are exchange traded options.

             FINANCIAL FUTURES AND OPTIONS ON FINANCIAL FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

                   RISKS OF FINANCIAL FUTURES AND OPTIONS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

           INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, but it will not invest more than 3% of the total outstanding voting securities of any such investment company, 5% of its total assets in any one investment company or 10% of its total assets in investment companies in general unless permitted to do so by action of the SEC. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of Fund assets.

                     RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

               WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                      LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                             PORTFOLIO TURNOVER

The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Because the Fund will actively use trading to benefit from short-term yield disparities among different issues of fixed-income securities or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that its annual turnover rate generally will not exceed 200% (excluding turnover of securities having a maturity of one year or less).

Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities, and results in the acceleration of realization of capital gains or losses for tax purposes. To the extent that increased portfolio turnover results in sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected.

Investment Limitations

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any of its assets, except portfolio securities up to one-third of the value of its total assets; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these investment limitations becomes effective.

The Fund will not:

* invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain restricted securities that meet the criteria for liquidity as established by the Directors; or

* invest more than 15% of the value of its net assets in securities that are not readily marketable or that are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

                              NET ASSET VALUE

The Fund's net asset value per share fluctuates. The net asset value per share is determined by adding the interest of the shares in the market value of all securities and other assets of the Fund, subtracting the interest of the shares in the liabilities of the Fund and those attributable to the shares, and dividing the remainder by the total number of shares outstanding. The net asset value of the shares may be different from that of Class A Shares, Class B Shares, and Class C Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

                        INVESTING IN CLASS F SHARES

Share Purchases

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through a financial institution which has a sales agreement with the distributor, or directly from the distributor, Federated Securities Corp., once an account has been established. In connection with the sale of shares, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request.

                      THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").

                              DIRECTLY BY MAIL

To purchase shares by mail directly from Federated Securities Corp.:

* complete and sign the new account form available from the Fund;

* enclose a check made payable to Federated Strategic Income Fund -- Class F Shares; and

* send both to the Fund's transfer agent, Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600.

Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.

                              DIRECTLY BY WIRE

Once an account has been established, shares may be purchased by wire by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attn; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number -- this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028.

Minimum Investment Required

The minimum initial investment in shares is $1,500 over a 90-day period, unless the investment is in a retirement plan, in which case the minimum initial investment is $50. Subsequent investments must be in amounts of at least $100, except for retirement plans, which must be in amounts of at least $50. (Financial institutions may impose different minimum investment requirements on their customers.)

What Shares Cost

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by insurance companies, or by sales representatives, Directors, and employees of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates. Unaffiliated institutions through whom shares are purchased may charge fees for services provided which may be related to the ownership of Fund shares. These institutions, however, may charge fees for services provided which may relate to ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided and the fees charged for these services.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Class F Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time shares are redeemed.

                             DEALER CONCESSION

For sales of shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer. The sales charge for shares sold other than through registered broker/ dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Eliminating the Sales Charge

The sales charge can be eliminated on the purchase of shares through:

* quantity discounts and accumulated purchases;

* signing a 13-month letter of intent;

* using the reinvestment privilege; or

* concurrent purchases.

                QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a Trustee or fiduciary for a single Trust, estate, or a single fiduciary account.

If an additional purchase of shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some share redemptions. For example, if a shareholder already owns shares having a current value at the public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to 0.50% of those additional shares. For more information on the levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge after it confirms the purchases.

                              LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.

The 1% held in escrow will, at the expiration of the 13-month period, be applied to the payment of the applicable sales charge, unless the amount specified in the letter of intent, which must be $1 million or more of shares, is purchased. In this event, all of the escrowed shares will be deposited into the shareholder's account.

This letter of intent also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount actually purchased within the 13-month period. For more information on the various levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."

This letter of intent will not obligate the shareholder to purchase shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

                           REINVESTMENT PRIVILEGE

If shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his shares, there may be tax consequences.

                            CONCURRENT PURCHASES

For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of Class F Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (the "Federated Funds"), the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in Class F Shares of one of the other Federated Funds and $600,000 in shares, the sales charge would be eliminated. (Not all Federated Funds currently offer Class F Shares. Contact your financial institution regarding the availability of other Federated Class F Shares).

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

Systematic Investment Program

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in shares at the net asset value next determined after an order is received by the transfer agent, plus the 1% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through his financial institution or directly through the Fund.

Exchange Privileges

Class F shareholders may exchange all or some of their shares, at net asset value for Class F Shares of other Federated Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the required holding period for your new Class F Shares received through an exchange will include the period for which your original Class F Shares were held.

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

An exercise of the exchange privilege is treated as sale for federal income tax purposes. Depending on the circumstances, a capital gain or loss may be realized.

Please contact your financial institution directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your shares may be exchanged free of charge. Instructions for exchanging shares must be given in writing by the shareholder. Written instructions may require a signature guarantee.

Certificates and Confirmations

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during the month.

Dividends

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If shares are redeemed or exchanged prior to the record date or purchased after the record date, those shares are not entitled to that month's dividend

Capital Gains

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

Retirement Plans

Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact the Fund and consult a tax adviser.

                          REDEEMING CLASS F SHARES

The Fund redeems shares at their net asset value less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemptions can be made through a financial institution or directly from the Fund. Redemption requests must be received in proper form.

Through a Financial Institution

A shareholder may redeem shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution, less any applicable contingent deferred sales charge. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as " Redeeming Shares by Mail," should be considered.

Directly From the Fund

                       REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund, provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail," should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

                          REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings and loan association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

Contingent Deferred Sales Charge

Shareholders redeeming Class F Shares from their Fund accounts within certain time periods of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the shares redeemed as follows:

                                                          Contingent
 Amount of                                                 Deferred
 Purchase                          Shares Held           Sales Charge
 Up to $1,999,999                4 years or less              1%
 $2,000,000 to $4,999,999        2 years or less            .50%
 $5,000,000 or more              1 year or less             .25%


To the extent that a shareholder exchanges between or among Class F Shares in other Federated Funds, the time for which the exchanged for shares were held will be added, or "tacked," to the time for which the exchanged-from shares were held for purposes of satisfying the one-year holding period.

In instances in which shares have been acquired in exchange for Class F Shares of other Federated Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) purchase of shares occurring prior to the number of years necessary to satisfy the applicable holding period; and (3) purchases of shares occurring within the current holding period. For accounts with shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner attains age 591U2; or (iii) from the death or total and permanent disability of the last surviving beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. Contingent deferred sales charges are not charged in connection with exchanges of shares for Class F Shares in other Federated Funds or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, or by an insurance company, are not subject to the contingent deferred sales charge to the extent the distributor does not make advance payments. In addition, shares held in the Fund by a financial institution for its own account which were originally purchased by the financial institution directly from the Fund's distributor without a sales charge may be redeemed without a contingent deferred sales charge. For more information, see "Supplemental Payments to Financial Institutions."

Systematic Withdrawal Program

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $1,500, other than retirement accounts subject to required minimum distributions.

A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

Contingent deferred sales charges are charged for certain shares, other than shares purchased through reinvestment of dividends, which are redeemed through this program within one to four years of their purchase dates.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $1,500 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                 FIXED INCOME SECURITIES, INC. INFORMATION

Management of the Corporation

                             BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Board's responsibilities between meetings of the Board.

                             INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the Adviser"), subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                               ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by many mutual funds with similar objectives and policies. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

                            ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.
                          SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and sub-adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

The Adviser, Federated Global Research Corp., and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Portfolio Managers' Backgrounds

Joseph M. Balestrino is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since July 1, 1996. In allocating the Fund's assets, Mr. Balestrino evaluates the market environment and economic outlook in each of the Fund's three major sectors. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

The portfolio managers for each of the individual asset categories are as follows:

Mark E. Durbiano is the co-portfolio manager for the domestic corporate debt category. He has served in this capacity since the fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Vice President of the Fund's investment adviser since 1988. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Kathleen M. Foody-Malus is the portfolio manager for the U.S. government securities category. Ms. Foody-Malus has served in this capacity since March 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins and Robert M. Kowit are the co-portfolio managers for the foreign government/foreign corporate debt categories.

Henry A. Frantzen has served in this capacity since November 20, 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of Federated Global Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.

Drew J. Collins has served in this capacity since November 20, 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of Federated Global Research Corp. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of the University of Pennsylvania.

Robert M. Kowit has served in this capacity since November 20, 1995. Mr. Kowit joined Federated Investors in 1995 as a Vice President of Federated Global Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Micheal W. Casey, Ph.D. has been the Fund's/Trust's portfolio manager since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

Distribution of Class F Shares

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                           DISTRIBUTION PLAN AND
                            SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.50% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services and distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors under which the Fund may make payments up to 0.25% of the average daily net asset value of shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                          SUPPLEMENTAL PAYMENTS TO
                           FINANCIAL INSTITUTIONS
The distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, 0.50% of the offering price on purchases of $2,000,000 to $4,999,999, and 0.25% of the offering price on purchases of $5,000,000 or more.

In addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

Administration of the Fund

                          ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

          Maximum
       Administrative                   Average Aggregate
            Fee                         Daily Net Assets
            .15%                  on the first $250 million
           .125%                   on the next $250 million
            .10%                   on the next $250 million
           .075%             on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

                          SHAREHOLDER INFORMATION

Voting Rights

Each share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

                              TAX INFORMATION

Federal Income Tax

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. No federal income tax is due on any distributions earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

State and Local Taxes

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                          PERFORMANCE INFORMATION

From time to time the Fund advertises the total return and yield for Class F Shares.

Total return represents the change, over a specified period of time, in the value of an investment in shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by shares over a thirty-day period by the maximum offering price per share of shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and the contingent deferred sales charge which, if excluded, would increase the total return and yield.

Total return and yield will be calculated separately for Class A Shares, Class B Shares, Class C Shares, and Class F Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

                          OTHER CLASSES OF SHARES

The Fund also offers other classes of Shares called Class A Shares, Class B Shares, and Class C Shares.

Class A Shares are sold primarily to customers of financial institutions subject to a front-end sales charge of up to 4.50%. Class A Shares are subject to a minimum initial investment of $500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class B Shares are sold primarily to customers of financial institutions at net asset value. A contingent deferred sales charge is imposed on certain Class B Shares which are redeemed within six full years of purchase. Class B Shares are distributed pursuant to a Rule 12b-1 Plan adopted by the Fund whereby the distributor is paid a fee of 0.75% of the Class B Shares' average daily net assets, in addition to a shareholder services fee of 0.25 % of the Class B Shares' average daily net assets. Investments in Class B Shares are subject to a minimum initial investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class C Shares are sold primarily to customers of financial institutions at net asset value with no up-front sales charge. Class C Shares are distributed pursuant to a Rule 12b-1 Plan adopted by the Fund whereby the distributor is paid a fee of 0.75% of the Class C Shares' average daily net assets, in addition to a shareholder services fee of 0.25% of the Class C Shares' average daily net assets. In addition, Class C Shares may be subject to certain contingent deferred sales charges. Investments in Class C Shares are subject to a minimum initial investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.

All classes are subject to certain of the same expenses; however, the front-end sales charge for Class F Shares is lower than that for Class A Shares. The amount of dividends payable to Class A and Class F Shares will generally exceed that of Class B and Class C Shares by the difference between class expenses and distribution and shareholder service expenses borne by shares of each respective class.

The stated advisory fee is the same for all four classes of shares.

Expense differences between Class A Shares, Class B Shares, Class C Shares, and Class F Shares may affect the performance of each class.

To obtain more information and a combined prospectus for Class A Shares, Class B Shares and Class C Shares, investors may call 1-800-341-7400 or contact their financial institution.

                                  APPENDIX

Standard and Poor's Ratings Group Corporate Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc. Corporate Bond Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR -- Not rated by Moody's.
Fitch Investors Service, Inc.
Long-Term Debt Ratings

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

NR -- Indicates that Fitch does not rate the specific issue.

                                 ADDRESSES

                       Federated Strategic Income Fund
                               Class F Shares
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                                DISTRIBUTOR

                         Federated Securities Corp.
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                             INVESTMENT ADVISER

                             Federated Advisers
                          Federated Investors Tower
                    Pittsburgh, Pennsylvania 15222-3779

                                SUB-ADVISER

                       Federated Global Research Corp.
                              175 Water Street
                       New York, New York 10038-4965

                                 CUSTODIAN

                     State Street Bank and Trust Company
                                P.O. Box 8600
                      Boston, Massachusetts 02266-8600

                TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                   Federated Shareholder Services Company
                                P.O. Box 8600
                      Boston, Massachusetts 02266-8600

                       INDEPENDENT PUBLIC ACCOUNTANTS

                            Deloitte & Touche LLP
                             2500 One PPG Place
                    Pittsburgh, Pennsylvania 15222-5401
Federated Strategic Income Fund

(A Portfolio of Fixed Income Securities, Inc.)
Class F Shares

Prospectus

A Diversified Portfolio of
Fixed Income Securities, Inc.,
an Open-End Management
Investment Company

January 31, 1997

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 338319882
4031801A-F (1/97)



                       FEDERATED STRATEGIC INCOME FUND
                (A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
                                CLASS A SHARES
                                CLASS B SHARES
                                CLASS C SHARES
                                CLASS F SHARES
                     STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information should be read with the combined prospectus for Class A Shares, Class B Shares, and Class C Shares, dated January 31, 1997, and the prospectus for Class F Shares, dated January 31, 1997, of Federated Strategic Income Fund (the "Fund"). This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.
    FEDERATED INVESTORS TOWER
    PITTSBURGH, PENNSYLVANIA 15222-3779
                       Statement dated January 31, 1997



FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.

Cusip 338319700
           338319866
           338319809
           338319882
G01288-02 (1/97)


GENERAL INFORMATION ABOUT THE FUND             1

INVESTMENT OBJECTIVE AND POLICIES              1

 Types of Investments and Investment Techniques1
 Resets of Interest                            1
 Caps and Floors                               1
 Brady Bonds                                   1
 Non-Mortgage Related Asset-Backed Securities  2
 Convertible Securities                        2
 Equity Securities                             2
 Warrants                                      2
 Futures and Options Transactions              3
 Foreign Currency Transactions                 4
 Foreign Bank Instruments                      6
 When-Issued and Delayed Delivery Transactions 6
 Lending of Portfolio Securities               6
 Restricted and Illiquid Securities            7
 Repurchase Agreements                         7
 Reverse Repurchase Agreements                 7
 Portfolio Turnover                            7
 Investment Limitations                        8
FIXED INCOME SECURITIES, INC. MANAGEMENT      10

 Fund Ownership                               14
 Directors Compensation                       15
 Director Liability                           16
INVESTMENT ADVISORY SERVICES                  16

 Adviser to the Fund                          16
 Advisory Fees                                16
BROKERAGE TRANSACTIONS                        16

OTHER SERVICES                                17


 Fund Administration                          17
 Custodian and Portfolio Recordkeeper         17
 Transfer Agent                               17
 Independent Auditors                         17
PURCHASING SHARES                             17

 Distribution of Shares                       17
 Distribution Plan (Class B Shares, Class C
  Shares, and Class F Shares) and Shareholder
  Services Agreement                          17
 Conversion to Federal Funds                  18
 Purchases by Sales Representatives, Fund
  Directors, and Employees                    18
DETERMINING NET ASSET VALUE                   18

 Determining Market Value of Securities       18

REDEEMING SHARES                              19

 Redemption in Kind                           19

 Elimination of the Contingent Deferred
  Sales Charge                                19

TAX STATUS                                    19

 The Fund's Tax Status                        19
 Foreign Taxes                                20
 Shareholders' Tax Status                     20


TOTAL RETURN                                  20

YIELD                                         20

PERFORMANCE COMPARISONS                       21


 Economic and Market Information              21

ABOUT FEDERATED INVESTORS                     22

 Mutual Fund Market                           22
 Institutional Clients                        22
 Bank Marketing                               22
 Broker/Dealers and Bank Broker/Dealer
  Subsidiaries                                23
FINANCIAL STATEMENTS                          23

GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Fixed Income Securities, Inc. (the "Corporation"). The Corporation was incorporated under the laws of the State of Maryland on October 15, 1991. Effective January 31, 1996, the Fund Changed its name to Federated Strategic Income Fund and Fortress Shares are now referred to as Class F Shares.
Shares of the Fund are offered in four classes known as Class A Shares, Class B Shares, Class C Shares, and Class F Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to all classes of Shares of the Fund.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek a high level of current income. The investment objective stated above cannot be changed without approval of shareholders. The investment policies stated below may be changed by the Board of Directors (the "Directors") without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective.
TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
The Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, the Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the investment adviser, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.
RESETS OF INTEREST
The interest rates paid on the mortgage-backed securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels.
To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, Adjustable Rate Mortgages (`ARMs'') which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.
CAPS AND FLOORS
The underlying mortgages which collateralize the mortgage-backed securities in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.


BRADY BONDS
The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) any collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


NON-MORTGAGE RELATED ASSET-BACKED SECURITIES
Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and the obligor move to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee with the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible shares. In selecting convertible securities, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
EQUITY SECURITIES
Generally, less than 10% of the value of the Fund's total assets will be invested in equity securities, including common stocks, warrants or rights. The Fund may exceed this limitation for temporary defensive purposes if unusual market conditions occur.


WARRANTS
The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included in the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.
FUTURES AND OPTIONS TRANSACTIONS
The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.


   FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.
   PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.
   CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.


     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.
     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
   "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
   PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.
   WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
     The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).
   PURCHASING AND WRITING OVER-THE-COUNTER OPTIONS
     The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.
FOREIGN CURRENCY TRANSACTIONS
The Fund may engage without limitation in foreign currency transactions, including those described below.
   CURRENCY RISKS
     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.
     The Fund will engage in foreign currency exchange transactions in connection with its investments in the securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.
   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.
     The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Fund's investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
   FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.
     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
   SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS
     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to the Fund's 15% limitation on illiquid securities.
     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
   FOREIGN CURRENCY FUTURES TRANSACTIONS
     By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.


   SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS
     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Fund's investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.


FOREIGN BANK INSTRUMENTS
Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.


LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
RESTRICTED AND ILLIQUID SECURITIES
The ability of the Directors to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:
     othe frequency of trades and quotes for the security;


     othe number of dealers willing to purchase or sell the security and the number of other potential buyers;
     odealer undertakings to make a market in the security; and othe nature of the security and the nature of the marketplace trades.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.
PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences. For the fiscal years ended November 30, 1996 and 1995, the Fund's portfolio turnover rates were 47% and 158%, respectively.



INVESTMENT LIMITATIONS
   SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell securities short or purchase securities on margin, other than in connection with the purchase and sale of options, financial futures and options on financial futures, but may obtain such short-term credits as are necessary for clearance of transactions.
   ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except as required by forward commitments to purchase securities or currencies and except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
   PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of options, financial futures contracts and related options are not deemed to be a pledge.
   DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.
   INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
   INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options. Further, the Fund may engage in transactions in foreign currencies and may purchase and sell options on foreign currencies and indices for hedging purposes.
   UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.
   LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.


   CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry or in government securities of any one foreign country, except it may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
   INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the


     Securities Act of 1933, except for commercial paper issued under
     Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Directors.

   INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain foreign currency options and certain securities not determined by the Directors to be liquid.

   INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investments in other investment companies to an amount not to exceed 3% of the total outstanding voting securities of any such investment company, 5% of its total assets in any one investment company, or 10% of its total assets in investment companies in general unless permitted to do so by action of the SEC. These limitations are not applicable if the securities are acquired as part of a merger, consolidation, reorganization, or other acquisition.
   DEALING IN PUTS AND CALLS
     The Fund may not write or purchase options, except that the Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options, provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.


   INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE CORPORATION
     The Fund will not purchase or retain the securities of any issuer if the officers and Directors of the Corporation or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its total assets during the present fiscal year.


FIXED INCOME SECURITIES, INC. MANAGEMENT


Officers and Directors are listed with their addresses, birthdates, present positions with Fixed Income Securities, Inc., and principal occupations.


John F. Donahue@*
Federated Investors Tower


Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director


President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director of the
Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111


Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Richard B. Fisher*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President and Director
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Director


Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Director
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street


Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.



     *This Director is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the
      Board of Directors handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed


Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.



FUND OWNERSHIP

Officers and Directors as a group own less than 1% of the Fund's outstanding Class A Shares, Class B Shares, Class C Shares and Class F Shares.
As of January 2, 1997, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Fund: TRUCOJO, Trust Company of St. Joseph, St Joseph, MO, owned approximately 191,393 Shares (7.01%); TRUCOJO #2026337, Trust Company of St. Joseph, St Joseph, MO, owned approximately 614,579 Shares (22.52%); BHC Securities Inc., Trade House Acct., Philadelphia, Pennsylvania, owned approximately 151,600 Shares (5.55%); and Key Clearing Corp., A/C 5589-6401, Brookyn, OH, owned approximately 197,384 Shares (7.23%).


As of January 2, 1997, the following shareholder no shareholder of record owned 5% or more of the outstanding Class B Shares of the Fund.
As of January 2, 1997, the following shareholder of record owned 5% or more of the outstanding Class C Shares of the Fund: MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 216,503 Shares (20.49%); and Ash Charitable Remainder Unitrust, First National Bank of Atmore Trustee, Atmore, AL, owned approximately 77,088 Shares (7.30%).
As of January 2, 1997, the following shareholder of record owned 5% or more of the outstanding Class F Shares of the Fund: MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 483,778 Shares (27.93%).



DIRECTORS COMPENSATION


NAME ,                AGGREGATE         TOTAL COMPENSATION  PAID
POSITION WITH         COMPENSATION FROM TO DIRECTORS FROM
CORPORATION           CORPORATION#*     CORPORATION AND FUND COMPLEX +


John F. Donahue,
Chairman and Director $ -0-             $ -0- for the Corporation and
                                        56 investment companies
Richard B. Fisher,
President and Director$-0-              $ -0- for the Corporation and
                                        6 investment companies


Thomas G. Bigley++,
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies
John T. Conroy, Jr.,
Director              $1,373            $119,615 for the Corporation and
                                        56 investment companies
William J. Copeland,
Director              $1,373            $119,615 for the Corporation and
                                        56 investment companies
James E. Dowd,
Director              $1,373            $119,615 for the Corporation and
                                        56 investment companies
Lawrence D. Ellis, M.D.,
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies
Edward L. Flaherty, Jr.,
Director              $1,373            $119,615 for the Corporation and
                                        56 investment companies
Peter E. Madden,
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies
Gregor F. Meyer,
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies
John E. Murray, Jr.
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies


Wesley W. Posvar,
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies
Marjorie P. Smuts,
Director              $1,248            $108,725 for the Corporation and
                                        56 investment companies

*# The aggregate compensation provided is for the Corporation which is comprised of 3 portfolios.
* Information is furnished for the fiscal year ended November 30, 1996.
+ The information provided is for the last calendar year end.
++ Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.



DIRECTOR LIABILITY
The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in the respective prospectuses. For the fiscal years ended November 30, 1996, 1995 and for the period from April 29 1994 (date of initial public investment) through November 30, 1994, the Adviser earned $629,398, $80,713 and $15,014, respectively, all of which was voluntarily waived.

BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year ended November 30, 1996, 1995 and 1994 the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.




OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses. From April 29, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Fund's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators". For the fiscal years ended November 30, 1996, 1995 and for the period from April 29 1994 (date of initial public investment) through November 30, 1994, the Administrators earned $214,999, $195,438 and $61,836, respectively.

CUSTODIAN AND PORTFOLIO RECORDKEEPER

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS
The independent auditors for the Fund are Deloitte & Touche LLP,
Pittsburgh, Pennsylvania.
PURCHASING SHARES

Except under certain circumstances described in the respective prospectuses, Shares are sold at their net asset value (plus a sales charge on Class A Shares and Class F Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "How to Purchase Shares" and "Investing in Class F Shares."
DISTRIBUTION OF SHARES
Federated Securities Corp. is the principal distributor for Shares of the Fund.


DISTRIBUTION PLAN (CLASS B SHARES, CLASS C SHARES, AND CLASS F SHARES) AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, (Class B Shares, Class C Shares and Class F Shares) the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3)


enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended November 30, 1996, payments in the amount of $45,147 were made pursuant to the Plan for Class F Shares, of which $43,577 were voluntarily waived. In addition, for the same periods, the Fund paid shareholder services fees in the amount of $22,574 for Class F Shares, none of which were voluntarily waived.
For the fiscal year ended November 30, 1996, payments in the amount of $42,436 were made pursuant to the Plan for Class C Shares, none of which were voluntarily waived. In addition, for the same periods, the Fund paid shareholder services fees in the amount of $14,145 for Class C Shares, none of which were voluntarily waived.
For the fiscal year ended November 30, 1996, the Fund paid shareholder services fees in the amount of $27,086 for Class A Shares, none of which were voluntarily waived.
For the fiscal year ended November 30, 1996, payments in the amount of $363,937 were made pursuant to the Plan for Class B Shares, none of which were voluntarily waived. In addition, for the same period, the Fund paid shareholder services fees in the amount of $121,312 for Class B Shares, none of which were voluntarily waived.

CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES Directors, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons. These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the respective prospectuses.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:
     oas provided by an independent pricing service;
     ofor short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost unless the Directors determine this is not fair value; or
     oat fair value as determined in good faith by the Directors.


Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:
     oyield;
     oquality;
     ocoupon rate;
     omaturity;
     otype of issue;
     otrading characteristics; and
     oother market data.



REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "How to Redeem Shares" or "Redeeming Class F Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Class B Shares redeemed within six years of purchase, Class C Shares redeemed within one year of purchase, and Class F Shares redeemed within four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly. REDEMPTION IN KIND
Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.
Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.
The Corporation has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Corporation is obligated to redeem Shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE
The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Redemptions on a qualifying Systematic Withdrawal Program can be made at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described, may be subject to the Contingent Deferred Sales Charge. To the extent that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the 12 month holding requirement. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share accounts values will not be aggregated.

TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
     oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     oderive less than 30% of its gross income from the sale of securities held less than three months;
     oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
FOREIGN TAXES
Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United


States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The Fund's dividends, and any short-term capital gains, are taxable as ordinary income.
   CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.
TOTAL RETURN


The Fund's Class A Shares' average annual total returns for the fiscal year ended November 30, 1996, and for the period from May 3, 1994 (date of initial public offering) through November 30, 1996, were 8.74% and 9.30%, respectively. The Fund's Class B Shares' average annual total returns for for the fiscal year ended November 30, 1996, and for the period from July 27, 1995 (date of initial public offering) through November 30, 1996, were 7.02% and 9.88%, respectively. The Fund's Class C Shares' average annual total returns for the fiscal year ended November 30, 1996, and for the period from April 29, 1994 (date of initial public investment) through November 30, 1996, were 11.98% and 10.43%, respectively. The Fund's Class F Shares' average annual total returns for the fiscal year ended November 30, 1996, and for the period from from May 9, 1994 (date of initial public offering), through November 30, 1995, were 11.65% and 10.14%, respectively.



The average annual total return for each class of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge on Class A Shares or Class F Shares, adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of Shares redeemed. Occasionally, total return which does not reflect the effect of the sales charge may be quoted in advertising.
YIELD


The yields for Class A Shares, Class B Shares, Class C Shares, and Class F Shares for the thirty-day period ended November 30, 1996, were 7.90%, 7.51%, 7.51% and 8.18%, respectively.

The yield for each class of Shares of the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the class of Shares over a thirty-day period by the maximum offering price per share of the respective class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a class of Shares, the performance will be reduced for those shareholders paying those fees.


PERFORMANCE COMPARISONS

The performance of each class of Shares depends upon such variables as:
     oportfolio quality;
     oaverage portfolio maturity;
     otype of instruments in which the portfolio is invested;
     ochanges in interest rates and market value of portfolio securities; ochanges in the Fund's or a class of Shares' expenses; and ovarious other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per Share fluctuate daily. Both net earnings and net asset value per Share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     oLIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "General Bond Funds" category in advertising and sales literature.
     oLEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

     oLEHMAN BROTHERS HIGH YIELD INDEX covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million.


      Generally securities must be rated Ba1 or lower by Moodys Investors Service, including defaulted issues. If no Moodys rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

     oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Shares may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in Shares based on monthly reinvestment of dividends over a specified period of time.
Advertisements may quote performance information which does not reflect the effect of various sales charges on Class A Shares, Class B Shares, Class C Shares, and Class F Shares.

ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. Traders handle trillions of dollars in annual trading volume.

In the corporate bond sector, as of December 31, 1996, Federated Investors managed 12 money market funds and 17 bond funds with assets approximating $17.2 billion and $4.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 21 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.
In the government sector, as of December 31, 1996, Federated Investors managed 9 mortgage-backed, 5 government/agency and 17 government money market mutual funds, with assets approximating $6.3 billion, $1.7 billion and $23.6 billion, respectively. Federated trades approximately $309 million in U.S. government and mortgage-backed securities daily and places $17 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $30 billion in government funds within these maturity ranges.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.





*source:  Investment Company Institute

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended November 30, 1996, are incorporated herein by reference to the Annual Report of the Fund dated November 30, 1996 (File Nos. 33-43472 and 811-6447). A copy of this report may be obtained without charge by contacting the Fund.




PART C. OTHER INFORMATION.

Item 24.  Financial Statements and Exhibits:

          (a) Financial Statements: Incorporated by reference to the Registrant's Annual Reports to Shareholders dated November 30, 1996. (File Nos. 33-43472 and 811-6447)
          (b)  Exhibits:
               (1) Conformed copy of Articles of Incorporation of the Registrant; (1)
                    (i) Conformed copy of Articles Supplementary (dated April 28, 1993); (12)


                    (ii) Conformed copy of Articles Supplementary (dated
                         August 6, 1993); (15)
                    (iii)Conformed copy of Articles Supplementary (dated
                         November 24, 1993); (12)
                    (iv) Conformed copy of Articles Supplementary (dated
                         February 25, 1994); (12)
                    (v) Conformed copy of Articles Supplementary (dated June 1, 1994); (12)
               (2)  Copy of By-Laws of the Registrant; (1)
               (3)  Not applicable;
               (4) Copy of Specimen Certificates for Shares of Capital Stock of the Registrant;
                    (i) Federated Limited Term Fund-Class A Shares and Class F Shares; +
                    (ii) Federated Limited Term Municipal Fund-Class A
                         Shares and Class F Shares; +
                    (iii)Federated Strategic Income Fund-Class A Shares,
                         Class B Shares, Class C Shares and Class F
                         Shares; +
               (5)  Conformed copy of Investment Advisory Contract; (7)
                    (i) Conformed Copy of Exhibit A to Investment Advisory Contract; (7)
                    (ii) Conformed copy of Exhibit B to Investment
                         Advisory Contract; (7)
                    (iii)Conformed copy of Exhibit C to Investment
                         Advisory Contract; (12)


                    (iv) Conformed Copy of Exhibit D to Investment
                         Advisory Contract (9)
                    (v) Conformed Copy of Exhibit E to Investment Advisory Contract; (11)
                    (vi) Conformed Copy of Sub-Advisory Agreement; +

+  All Exhibits filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed October 23, 1991. (File Nos. 33-43472 and 811-6447)
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed October 21, 1993. (File Nos. 33-43472 and 811-6447)
9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed December 14, 1993. (File Nos. 33-43472 and 811-6447)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed February 3, 1994. (File Nos. 33-43472 and 811-6447)
12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed July 26, 1994. (File Nos. 33-43472 and 811-6447)
15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed January 27, l995. (File Nos 33-43472 and 811-6447)




               (6) (i) Conformed Copy of Distributor's Contract of the Registrant through and including
                         Exhibits A-J; (14)
                    (ii) Conformed Copy of new exhibit J to the
                         Distributor's Contract of the Registrant; +
                    (iii)     The Registrant hereby incorporates the
                         conformed copy of the specimen Mutual Funds  Sales
                    and Service Agreement; Mutual Funds     Service
                    Agreement and Plan Trustee/Mutual  Funds Service
                    Agreement from Item 24(b)6 of      the Cash Trust
                    Series II Registration   Statement on Form N-1A, filed
                    with the  Commission on July 24, 1995.  (File Nos. 33-
                         38550 and 811-6269)
               (7)  Not applicable;
               (8)  Conformed copy of Custodian Agreement of the
                    Registrant; (17)
               (9)  (i)  Conformed copy of Agreement for Fund    Accounting
                    Services, Administrative      Services, Transfer Agency
                    Services and   Custody Services Procurement; +
                    (ii) Conformed copy of Shareholder Services  Agreement;
                    (12)
                    (iii)     The responses described in Item 24(b)6 are
                         hereby incorporated by reference.
                    (iv) On behalf of Federated Strategic Income      Fund,
                    the Registrant hereby incorporates      the conformed


                    copy of the Shareholder Services Sub-Contract between National Pensions Alliance, Ltd. and Federated
                         Shareholder Services from Item     24(b)(9)(ii) of
                    the Federated GNMA Trust      Registration Statement on
                    Form N-1A, filed    with the Commission on March 25,
                    1996.     (File Nos. 2-75670 and 811-3375);
                    (v)  On behalf of Federated Strategic Income
                    Fund, the Registrant hereby incorporates
                    the conformed copy of the Shareholder
                    Services Sub-Contract between Fidelity            and
               Federated Shareholder Services from               Item
               24(b)(9)(iii) of the Federated GNMA               Trust
               Registration Statement on Form N-1A,         filed with the
               Commission on March 25,            1996. (File nos. 2-75670
               and 811-3375);


+  All Exhibits filed electronically.

12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed July 26, 1994. (File Nos. 33-43472 and 811-6447)
14. Response is incorporated by reference to Registrant's Post Effective Amendment No. 13 on Form N-1A filed September, 21, 1994 (File Nos. 33-43472 and 811-6447)


17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18 on Form N-1A filed January 26, l996 (File Nos 33-43472 and 811-6447)



               (10) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; (15)
               (11) Conformed copy of Consent of Independent Public
                    Accountants; +
               (12) Not Applicable;
               (13) Conformed copy of Initial Capital
                    Understanding; (2)
               (14) Not Applicable;
               (15) (i)  Conformed copy of Distribution Plan; (6)
                    (ii) Conformed copies of Exhibits B, C, D, E, F, G,
                         and H to 12b-1 Plan; (12)
                    (iii)Conformed Copy of Exhibit A to 12b-1 Plan; (14)
                    (iv) Conformed copy of Exhibit I to the Distribution
                         Plan;(16)
                    (v) The responses described in Item 24(b)6 are hereby incorporated by reference.
               (16) (i) Copy of Schedule for Computation of Fund Performance Data for Limited Term Municipal Fund;
                         (9)
                    (ii) Copy of Schedule for Computation of Fund
                         Performance Data for Strategic Income Fund; (14)


          ..........(iii)Copy of Schedule for Computation of Fund
                         Performance Data for Limited Term Fund; (13)
               (17) Copy of Financial Data Schedules; +
               (18) The Registrant hereby incorporates the conformed copy of the specimen Multiple Class Plan from Item 24(b)(18) of the World Investment Series, Inc. Registration Statement on Form N-1A, filed with the Commission on January 26, 1996. (File Nos. 33-52149 and 811-07141)
               (19) Conformed Copy of Power of Attorney; +
                    (i) Amendment No. l to Schedule l to Limited
                        Power of Attorney;(16)


+  All Exhibits filed electronically.

2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed December 19, 1991. (File Nos. 33-43472 and 811-6447)
6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A filed July 7, 1993. (File Nos. 33-43472 and 811-6447)
9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed December 14, 1993. (File Nos. 33-43472 and 811-6447)


12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed July 26, 1994. (File Nos. 33-43472 and 811-6447)
13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed June 15, 1992. (File Nos. 33-43472 and 811-6447)
14. Response is incorporated by reference to Registrant's Post Effective Amendment No. 13 on Form N-1A filed September 21, 1994 (File Nos. 33-43472 and 811-6447)
15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed January 27, l995 (File Nos 33-43472 and 811-6447)
16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 16 on Form N-1A filed July 11, l995 (File Nos 33-43472 and 811-6447)



Item 25.  Persons Controlled by or Under Common Control with Registrant:
          None

Item 26.  Number of Holders of Securities:

                                        Number of Record Holders
          Title of Class                  as of January 2, 1997
                                                               -
          Shares of capital stock
          ($0.001 per Share par value)



          Federated Limited Term Fund - Class A Shares          8,184
          Federated Limited Term Fund - Class F Shares           529
          Federated Limited Term Municipal Fund - Class A Shares    1,006
          Federated Limited Term Municipal Fund - Class F Shares 474
          Federated Strategic Income Fund - Class A Shares       925
          Federated Strategic Income Fund - Class B Shares      5,706
          Federated Strategic Income Fund - Class C Shares       392
          Federated Strategic Income Fund - Class F Shares       561

Item 27.  Indemnification: (2)

Item 28.  Business and Other Connections of Investment Adviser:

          (a)For a description of the other business of the investment adviser, see the section entitled "Fixed Income Securities, Inc. Information - Management of the Corporation" in Part A. The affiliations with the Registrant of three of the Trustees and four of the Officers of the investment adviser are included in Part B of this Registration Statement under "Fixed Income Securities, Inc. Management.'' The remaining Trustee of the investment adviser, his position with the investment adviser, and, in parentheses, his principal occupation is: Mark D. Olson, (Partner, Wilson, Halbrook & Bayard), 107 W. Market Street, Georgetown, Delaware 19947.


             For a description of the other business of the sub-adviser to Federated Strategic Income Fund, see the section entitled "Fixed Income Securities, Inc. Information - Management of the Corporation" in Part A. The affiliations with the Registrant of the all three Trustees and two of the Officers of the Sub-Adviser are included in Part B of this Registration Statement under "Fixed Income Securities, Inc. Management.''

             The remaining Officers of the investment adviser and sub-adviser are: William D. Dawson, III, Henry A. Frantzen, J. Thomas Madden, and Mark L. Mallon, Executive Vice Presidents; Peter R. Anderson, Drew J. Collins, Jonathan C. Conley, Mark Durbiano J. Alan Minteer, Mary Jo Ochson and Christopher H. Wiles, Senior Vice Presidents; J. Scott Albrecht, Joseph M. Balestrino, Randall A. Bauer, David F. Belton, David A. Briggs, Kenneth J. Cody, Deborah A. Cunningham, Alexandre de Bethmann, Michael P. Donnelly;






2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed December 19, 1991. (File Nos. 33-43472 and 811-6447)




             Linda A. Duessel, Kathleen M. Foody-Malus, Thomas M. Franks, Edward C. Gonzales; James E. Grefenstette, Stephen A. Keen, Robert M. Kowit, Mark S. Kopinski, Jeff A. Kozemchak, Marian
             R. Marinack, Sandra L. McInerney, Susan M. Nason, Robert J. Ostrowski, Charles A. Ritter, Scott B. Schermerhorn, Frank Semack, William F. Stotz; Tracy P. Stouffer, Edward J. Tiedge, Jolanta M. Wysocka, Vice Presidents; Thomas R. Donahue, Treasurer; and Stephen A. Keen, Secretary. The business address of each of the Officers of the investment adviser is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of a majority of the investment advisers to the Funds listed in Part B of this Registration Statement.

Item 29.  Principal Underwriters:

(a) 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward
     D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.;


     Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Biltmore Funds; The Biltmore Municipal Funds; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; andWorld Investment Series, Inc.



     Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999.




          (b)

       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Richard B. Fisher         Director, Chairman, Chief         President
Federated Investors Tower Executive Officer, Chief
Pittsburgh, PA 15222-3779 Operating Officer, Asst.
                          Secretary, and Asst.
                          Treasurer, Federated
                          Securities Corp.

Edward C. Gonzales        Director, Executive Vice     Executive Vice
Federated Investors Tower President, Federated,   President
Pittsburgh, PA 15222-3779 Securities Corp.

Thomas R. Donahue         Director, Assistant Secretary,         --


Federated Investors Tower Assistant Treasurer
Pittsburgh, PA 15222-3779 Federated Securities Corp

John B. Fisher            President-Institutional Sales,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James F. Getz             President-Broker/Dealer,     --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark R. Gensheimer        Executive Vice President of  --
Federated Investors Tower Bank/Trust, Federated
Pittsburgh, PA 15222-3779 Securities Corp.

Mark W. Bloss             Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard W. Boyd           Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Theodore Fadool, Jr.      Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Bryant R. Fisher          Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Christopher T. Fives      Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James S. Hamilton         Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James M. Heaton           Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Keith Nixon               Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Solon A. Person, IV       Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Timothy C. Pillion        Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas E. Territ          Senior Vice President,   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Bohnet            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Byron F. Bowman           Vice President, Secretary,        --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jane E. Broeren-Lambesis  Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Dale R. Browne            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



Mary J. Combs             Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Edmond Connell, Jr.    Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Leonard Corton, Jr.    Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Kevin J. Crenny           Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Daniel T. Culbertson      Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

G. Michael Cullen         Vice President,          --
Federated Investors Tower Federated Securites Corp.
Pittsburgh, PA 15222-3779


       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Laura M. Deger            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jill Ehrenfeld            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark D. Fisher            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Joseph D. Gibbons         Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

John K. Goettlicher       Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Craig S. Gonzales         Vice President,          --
Federated Investors Tower Federated Securities Corp.


Pittsburgh, PA 15222-3779

Richard C. Gonzales       Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James E. Hickey           Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

H. Joseph Kennedy         Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Steven A. La Versa        Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark J. Miehl             Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Mihm           Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Michael Miller         Vice President,          --


Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. O'Brien        Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Robert D. Oehlschlager    Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Thomas A. Peters III      Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert F. Phillips        Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Eugene B. Reed            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul V. Riordan           Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward L. Smith           Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

David W. Spears           Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jeffrey A. Stewart        Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard Suder             Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jamie M. Teschner         Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



William C. Tustin         Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul A. Uhlman            Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Miles J. Wallace          Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard B. Watts          Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward J. Wojnarowski     Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Michael P. Wolff          Vice President,          --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward R. Bozek           Assistant Vice President,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Charlene H. Jennings      Assistant Vice President,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Timothy Radcliff       Assistant Vice President,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Denis McAuley             Treasurer,               --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Leslie K. Platt           Assistant Secretary,     --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Item 30.  Location of Accounts and Records:


All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:


Registrant                      Federated Investors Tower
                                Pittsburgh, PA  15222-3779

Federated Shareholder Services Company  P.O. Box 8600
"Transfer Agent, Dividend       Boston, MA  02266-8600
Disbursing Agent and Portfolio
Recordkeeper"

Federated Services Company      Federated Investors Tower
"Administrator"                 Pittsburgh, PA  15222-3779

Federated Advisers              Federated Investors Tower
"Adviser"                       Pittsburgh, PA  15222-3779

Federated Global Research Corp. 175 Water Street
"Sub-Adviser"                   New York, NY  10038-4965

State Street Bank and Trust Company     P.O. Box 8600
"Custodian"                     Boston, Massachusetts  02266-8600



Item 31.  Management Services:  Not applicable.

Item 32.  Undertakings:  (2)

          Registrant hereby undertakes to comply with the provisions of
          Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders.

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.















2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed December 19, 1991. (File No. 33-43472 and 811-6447)



                                SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FIXED INCOME SECURITIES, INC., has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of January 1997.



                       FIXED INCOME SECURITIES, INC.

               BY: /s/ S. Elliott Cohan
               S. Elliott Cohan, Assistant Secretary
               Attorney in Fact for John F. Donahue
               January 28, 1997

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

   NAME                       TITLE                         DATE

By:/s/ S. Elliott Cohan
   S. Elliott Cohan         Attorney In Fact       January 28, 1997
   ASSISTANT SECRETARY      For the Persons
                            Listed Below

   NAME                       TITLE

John F. Donahue*            Chairman and Director
                            (Chief Executive Officer)

Richard B. Fisher*          President and Director

Edward C. Gonzales*         Executive Vice President



John W. McGonigle*          Treasurer, Executive
                            Vice President and
                            Secretary
                            (Principal Financial and
                            Accounting Officer)

Thomas G. Bigley*           Director

John T. Conroy, Jr.*        Director

William J. Copeland*        Director

James E. Dowd*              Director

Lawrence D. Ellis, M.D.*    Director

Edward L. Flaherty, Jr.*    Director

Peter E. Madden*            Director

Gregor F. Meyer*            Director

John E. Murray, Jr.*        Director

Wesley W. Posvar*           Director


Marjorie P. Smuts*          Director

* By Power of Attorney